Putnam
California
Tax Exempt
Income Fund

Item 1. Report to Stockholders:
-------------------------------
The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

SEMIANNUAL REPORT ON PERFORMANCE AND OUTLOOK

3-31-05

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From the Trustees

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John A. Hill and
George Putnam, III

Dear Fellow Shareholder:

Throughout the period ended March 31, 2005, the Federal Reserve Board's series of gradual increases in the federal funds rate occupied much of investors' attention. However, these increases did not begin to have a significant impact on stock and bond prices until approximately March 2005. Also in March, we began to see a measurable increase in longer-term interest rates, which, along with continued record-high energy prices, has slowed the stock market's momentum. Concerns about inflation have also begun to influence the markets once again and may affect bond prices going forward. In such an environment, security selection takes on even greater importance and the in-depth, professional research and active management that mutual funds can provide makes them an even more intelligent choice for today's investors.

Given these trends, we want you to know that Putnam Investments' management team, under the leadership of Chief Executive Officer Ed Haldeman, continues to focus on improving investment performance and remains committed to putting the interests of shareholders first. In keeping with these goals, we are including additional disclosure about your fund's management team in this report. Following the Outlook for Your Fund, we provide manager compensation information that pertains to your fund, list any changes in your fund's Portfolio Leader and Portfolio Members during the prior year, and disclose these individuals' other fund management responsibilities at Putnam. We also show how much these individuals, as well as the members of Putnam's Executive Board, have invested in the fund (in dollar ranges). Furthermore, on page 18, we provide information about the most recent approval by the Trustees of your fund's management contract with Putnam.

In the following pages, members of your fund's management team discuss the fund's performance, the strategies used to pursue the fund's investment objective during the reporting period, and the team's plan for responding to recent changes in the market climate.

As always, we thank you for your continuing confidence in Putnam.

Respectfully yours,

/S/ JOHN A. HILL              /S/ GEORGE PUTNAM, III

John A. Hill                  George Putnam, III
Chairman of the Trustees      President of the Funds

May 18, 2005


Report from Fund Management

Fund highlights

 * For the six months ended March 31, 2005, Putnam California Tax Exempt Income Fund's class A shares returned 1.22% without sales charges.

 * The fund's benchmark, the Lehman Municipal Bond Index, returned 1.22% for the six-month period.

 * The average return for the fund's Lipper category, California
   Municipal Debt Funds, was 1.50%.

 * See the Performance Summary beginning on page 10 for additional fund performance, comparative performance, and Lipper data.

Performance commentary

In contrast to your fund's last reporting period, when improvements in the state's credit rating contributed to stronger prices on most California municipal bonds, there were no major negatives or positives that affected the fund's performance during the first half of its 2005 fiscal year. The portfolio is more diversified now than in the past -- it has a greater number of smaller positions -- and we believe this added to the fund's relative stability and enabled its results at net asset value (NAV, or without sales charges) to stay in line with those of its benchmark. However, these results were slightly behind the average return for the fund's Lipper peer group. We attribute this to the larger number of non-callable bonds held in the portfolio over this period. Although we have been gradually repositioning these holdings into callable bonds, such changes take time and had not yet contributed to performance by the end of the period.


------------------------------------------------------
TOTAL RETURN FOR
PERIODS ENDED 3/31/05
------------------------------------------------------
Class A
(inception 4/29/83)          NAV           POP
------------------------------------------------------
6 months                     1.22%         -3.32%
------------------------------------------------------
1 year                       2.69          -1.99
------------------------------------------------------
5 years                     32.77          26.71
Annual average               5.83           4.85
------------------------------------------------------
10 years                    73.32          65.50
Annual average               5.65           5.17
------------------------------------------------------
Annual average
(life of fund)               7.46           7.23
------------------------------------------------------

Data is historical. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Invest ment return and principal value will fluctuate and you may have a gain or a loss when you sell your shares. Performance assumes reinvestment of distributions and does not account for taxes. Returns at NAV do not reflect a sales charge of 4.50%. For the most recent month-end performance, visit www.putnaminvestments.com. A short-term trading fee of up to 2% may apply.

FUND PROFILE

Putnam California Tax Exempt Income Fund invests typically in intermediate- to long-maturity municipal bonds issued in the state of California, which are used to help finance public projects such as schools, roads, water facilities, and hospitals. The fund may be appropriate for residents of California who seek income that is free from state and federal income taxes.


Market overview

Over the past six months, longer-term yields remained largely unchanged while yields on shorter-term securities rose in tandem with interest-rate increases by the Federal Reserve Board (the Fed). Signs of accelerating economic growth and rising corporate profits prompted the inflation-wary Fed to increase the key federal funds rate four times during the six-month period, in 0.25% increments. The Fed uses interest-rate increases in its efforts to rein in economic growth with the goal of limiting its potential inflationary impact. Rising short-term rates and relatively stable long-term rates resulted in a flattening of the yield curve, as shorter- and longer-term interest rates began to converge.

The same conditions that led to rising interest rates -- an improving economy and rising corporate earnings -- were particularly favorable for lower-rated bonds. Among uninsured bonds and bonds rated Baa and below, yield spreads tightened, and bond prices rose. Bonds at the lower end of the credit spectrum, including Ba- and B-rated bonds, turned in the strongest performance as yield-seeking non-traditional buyers of municipal bonds helped fuel demand. There was limited variation in municipal bond performance among states during the six-month period. Based on continued favorable legal rulings, yields on tobacco settlement bonds declined overall during the period, and their prices rose accordingly. Callable bonds (which can be redeemed by their issuers before maturity) outperformed non-callable bonds in this rising-rate environment.

------------------------------------------------------------------------------
MARKET SECTOR PERFORMANCE 6 MONTHS ENDED 3/31/05
------------------------------------------------------------------------------
Bonds
------------------------------------------------------------------------------
Lehman Municipal Bond Index (tax-exempt bonds)                          1.22%
------------------------------------------------------------------------------
Lehman Aggregate Bond Index (broad bond market)                         0.47%
------------------------------------------------------------------------------
Lehman Government Bond Index (U.S. Treasury and agency securities)      0.07%
------------------------------------------------------------------------------
Lehman Intermediate Treasury Bond Index
(intermediate-maturity U.S. Treasury bonds)                            -0.68%
------------------------------------------------------------------------------
Equities
------------------------------------------------------------------------------
S&P 500 Index (broad stock market)                                      6.88%
------------------------------------------------------------------------------
S&P Utilities Index (utilities stocks)                                 18.27%
------------------------------------------------------------------------------
Russell 2000 Index (small-company stocks)                               8.00%
------------------------------------------------------------------------------
These indexes provide an overview of performance in different market sectors for the six months ended 3/31/05.
------------------------------------------------------------------------------


Strategy overview

Given our expectation for rising interest rates, we maintained a relatively short, or defensive, duration position throughout the six-month period. Duration is a measure of a fund's sensitivity to changes in interest rates. A short duration may help protect principal when interest rates are rising, but it can reduce the fund's appreciation potential when rates fall. Although the Fed adjusted interest rates upward during the period, as we had expected, rates on long-term bonds trended downward for much of the period, limiting the fund's participation in the price rally. However, there were signs at period-end that the effects of the Fed's tightening policy were beginning to be felt at the long end of the curve as well.

During the past six months, the fund benefited from our use of interest-rate swap contracts to position the fund to take advantage of further flattening of the yield curve. Rather than trading large volumes of securities, which takes time and can be expensive for the fund, this strategy enabled us to adjust our yield curve position using these instruments. In keeping with our expectation that short-term rates would continue to rise, we began to reduce the fund's positions in inverse floating-rate securities during the period. These securities pay additional interest income as short rates fall and less interest income when short rates rise. By decreasing the fund's exposure to them, we took a defensive position against rising short-term rates.

We took advantage of continued price strength on higher-yielding bonds to reduce the fund's positions in this area, as we believe the high-yield rally has nearly run its course. We targeted issuers that we viewed least favorably and bonds that we felt had become overvalued.


[GRAPHIC OMITTED: horizontal bar chart THE FUND'S MATURITY AND DURATION
COMPARED]

THE FUND'S MATURITY AND DURATION COMPARED

                                          9/30/04        3/31/05

Average effective maturity in years         7.6            6.9

Duration in years                           5.8            5.2

Footnote reads:
This chart compares changes in the fund's duration (a measure of its sensitivity to interest-rate changes) and its average effective maturity (a weighted average of the holdings' maturities).

Average effective maturity also takes into account put and call features, where applicable, and reflects prepayments for mortgage-backed securities.


How fund holdings affected performance

During the past six months, no one issue or sector was a standout in terms of performance. The fund's emphasis on tobacco settlement bonds was generally rewarding, although the period was a volatile one for this sector. Payments from high-yielding tobacco settlement bonds are secured by income promised to various states through settlements from tobacco companies. Price shifts in this sector were substantial during the period because the Department of Justice (DOJ) had initiated a lawsuit against the major tobacco companies, seeking billions of dollars that it claimed had been obtained fraudulently from the sale of cigarettes. In February 2005, the United States Court of Appeals effectively eliminated the claim and the price of tobacco settlement bonds rebounded. We remain watchful of the situation, since this market has been buffeted by conflicting emotions. Optimism over the bonds' high income potential is periodically overshadowed by concerns stemming from legal challenges that could affect the stability of their income streams.

The fund benefited from the performance of high-yielding bonds in the health-care, hospital, and long-term care sectors, including those issued by Sierra View Medical Center and San Diego Hospital. We are comfortable with the financial stability of these issues, but the increase in their value reflected their high yields rather than any major improvement in their fundamental outlook. We have been taking advantage of strong market demand to sell some issues we believe may have become overvalued or that we view less favorably than other issues. For example, we sold the fund's holdings in bonds issued for Adventist Health System because they had appreciated considerably. We also sold Valley Health System bonds because this older hospital system has been financially stressed for some time. It is in need of capital infusions for improvements, but we believe it will be very difficult for Valley to obtain the needed funding. However, the bonds carry a relatively high yield that has kept them in demand, so we took advantage of market pressures and sold them.


[GRAPHIC OMITTED: pie chart CREDIT QUALITY OVERVIEW]

CREDIT QUALITY OVERVIEW

Aaa (63.0%)

Aa (6.1%)

A (5.7%)

Baa (18.2%)

Ba (3.9%)

B (0.4%)

VMIG1 (2.7%)

Footnote reads:
As a percentage of market value as 3/31/05. A bond rated Baa or higher is considered investment grade. The chart reflects Moody's ratings; percentages may include bonds not rated by Moody's but considered by Putnam Management to be of comparable quality. Ratings will vary over time.


High-yielding land-secured bonds have also been doing well, especially in California, where the housing market has been booming. Our targets generally were large master-planned communities, in which developers have homes in various phases of development. Typically, developers purchase a large tract of land and use the bond proceeds for municipal improvements such as roads, sewer systems, and street lighting. Initially, taxes paid by the developer fund the bonds. They sell large chunks of land to builders who create developments that include homes, retail stores, and office properties. As builders acquire tracts, their taxes fund the issues. As people buy the new homes, their taxes pay the interest on the bonds, spreading out bondholders' risks still further. Since most land-secured issues are not rated, we are careful about which developments we choose, often preferring to focus on developers we know from past experience. One of the best performing of these has been a development called Ladera in Orange County. Others in Orange County have also done well, as have projects in Sunnyvale and Brentwood. We bought several of these land-secured bonds, issued for communities in various phases of development. More recently, however, we've begun trimming some of these issues, including some of the Ladera bonds, because investors have bid up the price of the bonds. We have redeployed the proceeds in similar issues that do not seem to be as overvalued.

We also recently bought some bonds issued for California Lutheran University. Prudent financial management, strong operating results, and increasing student enrollment situate this school comfortably in its market and point to stable operations. This position also provides the fund with additional diversification in what we believe is an attractive sector.

Please note that all holdings discussed in this report are subject to review in accordance with the fund's investment strategy and may vary in the future.


The outlook for your fund

The following commentary reflects anticipated developments that could affect your fund over the next six months, as well as your management team's plans for responding to them.

Economic growth has continued to be stronger than expected and the impact of the Fed's seven 0.25% short-term rate increases since June 30, 2004, has only recently begun to ripple out across the yield curve. Based on sustained solid economic growth and continued robust corporate earnings, we expect the Fed to maintain its policy of increasing rates through 2005. Furthermore, we believe that additional rate increases will produce rising yields among bonds with shorter maturities and could cause further flattening of the yield curve if short-term rates should rise faster than long-term rates. We also expect more Fed tightening than is currently anticipated by the market, which means that we believe that bond yields may begin to rise more quickly as other investors come to the same conclusion. In light of that expectation, we have positioned the fund defensively from a duration standpoint and are increasing its exposure to callable bonds, which are likely to outperform in a rising-rate cycle.

Among municipal bond sectors, we plan to add selectively to the single-family housing sector. We believe that the market has over-discounted the impact of mortgage prepayments on this sector, particularly in light of rising interest rates, which are likely to slow prepayments. We believe that the dramatic outperformance of lower-rated, higher-yielding bonds is now slowing and we plan to reduce our exposure to this area of the credit spectrum in favor of higher-quality issues. Despite the recent outperformance of airline-backed industrial development bonds, we remain bearish on this sector in light of continued fundamental weaknesses such as rising fuel prices and domestic overcapacity. Our view on tobacco settlement bonds is positive and we are seeking to increase the fund's exposure opportunistically. In general, we believe we are headed into a more challenging environment for bond investing. Our task will be to continue to search for the most attractive opportunities among tax-exempt securities, and to balance the pursuit of current income with prudent risk management.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice. The fund invests in fewer issuers or concentrates its investments by region or sector, and involves more risk than a fund that invests more broadly. Capital gains, if any, are taxable for federal and, in most cases, state purposes. For some investors, investment income may be subject to the federal alternative minimum tax. Income from federally exempt funds may be subject to state and local taxes. Mutual funds that invest in bonds are subject to certain risks, including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds. Unlike bonds, bond funds have ongoing fees and expenses. Tax-free funds may not be suitable for IRAs and other non-taxable accounts.


Your fund's management

Your fund is managed by the members of the Putnam Tax Exempt
Fixed-Income Team. David Hamlin is the Portfolio Leader, and Paul Drury, Susan McCormack, and James St. John are Portfolio Members of your fund. The Portfolio Leader and Portfolio Members coordinate the team's management of the fund.

For a complete listing of the members of the Putnam Tax Exempt
Fixed-Income Team, including those who are not Portfolio Leaders or Portfolio Members of your fund, visit Putnam's Individual Investor Web site at www.putnaminvestments.com.

Fund ownership

The table below shows how much the fund's current Portfolio Leader and Portfolio Members have invested in the fund (in dollar ranges).
Information shown is for March 31, 2005, and March 31, 2004.



-------------------------------------------------------------------------------------------------------------
FUND PORTFOLIO LEADER AND PORTFOLIO MEMBERS
-------------------------------------------------------------------------------------------------------------
                                    $1 -        $10,001 -    $50,001 -   $100,001 -     $500,001 - $1,000,001
                    Year     $0     $10,000     $50,000     $100,000     $500,000     $1,000,000     and over
-------------------------------------------------------------------------------------------------------------
David Hamlin        2005      *
-------------------------------------------------------------------------------------------------------------
Portfolio Leader    2004      *
-------------------------------------------------------------------------------------------------------------
Paul Drury          2005      *
-------------------------------------------------------------------------------------------------------------
Portfolio Member    2004      *
-------------------------------------------------------------------------------------------------------------
Susan McCormack     2005      *
-------------------------------------------------------------------------------------------------------------
Portfolio Member    2004      *
-------------------------------------------------------------------------------------------------------------
James St. John      2005      *
-------------------------------------------------------------------------------------------------------------
Portfolio Member    2004      *
-------------------------------------------------------------------------------------------------------------



Fund manager compensation

The total 2004 fund manager compensation that is attributable to your fund is approximately $590,000. This amount includes a portion of 2004 compensation paid by Putnam Management to the fund managers listed in this section for their portfolio management responsibilities, calculated based on the fund assets they manage taken as a percentage of the total assets they manage. The compensation amount also includes a portion of the 2004 compensation paid to the Chief Investment Officer of the team and the Group Chief Investment Officer of the fund's broader investment category for their oversight responsibilities, calculated based on the fund assets they oversee taken as a percentage of the total assets they oversee. These percentages are determined as of the fund's fiscal period-end. For personnel who joined Putnam Management during or after 2004, the calculation reflects annualized 2004 compensation or an estimate of 2005 compensation, as applicable.

Other Putnam funds managed by the Portfolio Leader and Portfolio Members

David Hamlin is the Portfolio Leader and Paul Drury, Susan McCormack, and James St. John are Portfolio Members for Putnam's tax-exempt funds for the following states: Arizona, Florida, Massachusetts, Michigan, Minnesota, New Jersey, New York, Ohio, and Pennsylvania. The same group also manages Putnam AMT-Free Insured Municipal Fund*, Putnam California Investment Grade Municipal Trust, Putnam High Yield Municipal Trust, Putnam Investment Grade Municipal Trust, Putnam Managed Municipal Income Trust, Putnam Municipal Bond Fund, Putnam Municipal Opportunities Trust, Putnam New York Investment Grade Municipal Trust, Putnam Tax Exempt Income Fund, Putnam Tax-Free Health Care Fund, and Putnam Tax-Free High Yield Fund.

David Hamlin, Paul Drury, Susan McCormack, and James St. John may also manage other accounts and variable trust funds advised by Putnam
Management or an affiliate.

Changes in your fund's Portfolio Leader and Portfolio Members

During the year ended March 31, 2005, Portfolio Member Richard Wyke left your fund's management team.

* Formerly Putnam Tax-Free Insured Fund.


Fund ownership

The table below shows how much the members of Putnam's Executive Board have invested in the fund (in dollar ranges). Information shown is for March 31, 2005, and March 31, 2004.



PUTNAM EXECUTIVE BOARD
------------------------------------------------------------------------------------------------
                                                   $1 -        $10,001 -    $50,001 -   $100,001
                                   Year     $0     $10,000     $50,000     $100,000     and over
------------------------------------------------------------------------------------------------
Philippe Bibi                      2005      *
------------------------------------------------------------------------------------------------
Chief Technology Officer           2004      *
------------------------------------------------------------------------------------------------
John Boneparth                     2005      *
------------------------------------------------------------------------------------------------
Head of Global Institutional Mgmt  2004      *
------------------------------------------------------------------------------------------------
Joshua Brooks                      2005      *
------------------------------------------------------------------------------------------------
Deputy Head of Investments         N/A
------------------------------------------------------------------------------------------------
Kevin Cronin                       2005      *
------------------------------------------------------------------------------------------------
Head of Investments                N/A
------------------------------------------------------------------------------------------------
Charles Haldeman, Jr.              2005                           *
------------------------------------------------------------------------------------------------
President and CEO                  2004      *
------------------------------------------------------------------------------------------------
Amrit Kanwal                       2005      *
------------------------------------------------------------------------------------------------
Chief Financial Officer            2004      *
------------------------------------------------------------------------------------------------
Steven Krichmar                    2005      *
------------------------------------------------------------------------------------------------
Chief of Operations                N/A
------------------------------------------------------------------------------------------------
Francis McNamara, III              2005      *
------------------------------------------------------------------------------------------------
General Counsel                    N/A
------------------------------------------------------------------------------------------------
Richard Monaghan                   2005      *
------------------------------------------------------------------------------------------------
Head of Retail Management          2004      *
------------------------------------------------------------------------------------------------
Richard Robie, III                 2005      *
------------------------------------------------------------------------------------------------
Chief Administrative Officer       2004      *
------------------------------------------------------------------------------------------------
Edward Shadek                      2005      *
------------------------------------------------------------------------------------------------
Deputy Head of Investments         N/A
------------------------------------------------------------------------------------------------

N/A indicates the individual was not a member of Putnam's Executive Board as of 3/31/04.



Performance summary

This section shows your fund's performance during the first half of its fiscal year, which ended March 31, 2005. Performance should always be considered in light of a fund's investment strategy. Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate and you may have a gain or a loss when you sell your shares. For the most recent month-end performance, please visit www.putnaminvestments.com.

-------------------------------------------------------------------------------------------------------------
TOTAL RETURN FOR PERIODS ENDED 3/31/05
-------------------------------------------------------------------------------------------------------------
                               Class A               Class B               Class C               Class M
(inception dates)             (4/29/83)              (1/4/93)             (7/26/99)             (2/14/95)
-------------------------------------------------------------------------------------------------------------
                            NAV        POP        NAV       CDSC        NAV       CDSC        NAV        POP
-------------------------------------------------------------------------------------------------------------
6 months                   1.22%     -3.32%      0.89%     -3.99%      0.79%     -0.18%      1.06%     -2.28%
-------------------------------------------------------------------------------------------------------------
1 year                     2.69      -1.99       1.93      -2.91       1.73       0.76       2.25      -1.07
-------------------------------------------------------------------------------------------------------------
5 years                   32.77      26.71      28.53      26.53      27.67      27.67      30.86      26.62
Annual average             5.83       4.85       5.15       4.82       5.01       5.01       5.53       4.83
-------------------------------------------------------------------------------------------------------------
10 years                  73.32      65.50      62.43      62.43      59.97      59.97      67.92      62.43
Annual average             5.65       5.17       4.97       4.97       4.81       4.81       5.32       4.97
-------------------------------------------------------------------------------------------------------------
Annual average
(life of fund)             7.46       7.23       6.65       6.65       6.60       6.60       7.03       6.87
-------------------------------------------------------------------------------------------------------------


Performance assumes reinvestment of distributions and does not account for taxes. Returns at public offering price (POP) for class A and M shares reflect a sales charge of 4.50% and 3.25%, respectively (which for class A shares does not reflect a reduction in sales charges that went into effect on April 1, 2005; if this reduction had been in place for all periods indicated, returns would have been higher). Class B share returns reflect the applicable contingent deferred sales charge
(CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC the first year that is eliminated thereafter. Performance for class B, C, and M shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and higher operating expenses for such shares.

A 2% short-term trading fee may be imposed on shares exchanged or sold within 5 days of purchase.


------------------------------------------------------------------------------
COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 3/31/05
------------------------------------------------------------------------------
                                      Lehman           Lipper California
                                      Municipal        Municipal Debt
                                      Bond             Funds category
                                      Index            average*
------------------------------------------------------------------------------
6 months                              1.22%            1.50%
------------------------------------------------------------------------------
1 year                                2.67             2.86
------------------------------------------------------------------------------
5 years                              37.53            32.75
Annual average                        6.58             5.82
------------------------------------------------------------------------------
10 years                             84.66            73.03
Annual average                        6.33             5.62
------------------------------------------------------------------------------
Annual average
(life of fund)                        7.95             7.43
------------------------------------------------------------------------------

  Index and Lipper results should be compared to fund performance at net asset value.

* Over the 6-month and 1-, 5-, and 10-year periods ended 3/31/05, there were 126, 125, 99, and 65 funds, respectively, in this Lipper category.



----------------------------------------------------------------------------------------------
PRICE AND DISTRIBUTION INFORMATION 6 MONTHS ENDED 3/31/05
----------------------------------------------------------------------------------------------
                                      Class A        Class B        Class C        Class M
----------------------------------------------------------------------------------------------
Distributions (number)                   6              6              6              6
----------------------------------------------------------------------------------------------
Income 1                              $0.201181      $0.173679      $0.167664      $0.188119
----------------------------------------------------------------------------------------------
Capital gains 1
----------------------------------------------------------------------------------------------
  Long-term                           $0.099000      $0.099000      $0.099000      $0.099000
----------------------------------------------------------------------------------------------
  Short-term                          $0.002300      $0.002300      $0.002300      $0.002300
----------------------------------------------------------------------------------------------
Total                                 $0.302481      $0.274979      $0.268964      $0.289419
----------------------------------------------------------------------------------------------
Share value:                       NAV        POP       NAV            NAV      NAV        POP
----------------------------------------------------------------------------------------------
9/30/04                          $8.57      $8.97     $8.56          $8.60    $8.55      $8.84
----------------------------------------------------------------------------------------------
3/31/05                           8.37       8.76      8.36           8.40     8.35       8.63
----------------------------------------------------------------------------------------------
Current return (end of period)
----------------------------------------------------------------------------------------------
Current dividend rate 2          4.26%      4.07%     3.61%          3.45%    3.96%      3.83%
----------------------------------------------------------------------------------------------
Taxable equivalent 3             7.31       6.98      6.19           5.92     6.79       6.57
----------------------------------------------------------------------------------------------
Current 30-day SEC yield 4       3.33       3.18      2.68           2.53     3.03       2.93
----------------------------------------------------------------------------------------------
Taxable equivalent 3             5.71       5.45      4.60           4.34     5.20       5.03
----------------------------------------------------------------------------------------------

1 Capital gains, if any, are taxable for federal and, in most cases, state purposes. For some investors, investment income may be subject to the federal alternative minimum tax. Income from federally exempt funds may be subject to state and local taxes.

2 Most recent distribution, excluding capital gains, annualized and divided by NAV or POP at end of period.

3 Assumes maximum 41.70% federal and state combined tax rate for 2005. Results for investors subject to lower tax rates would not be as advantageous.

4 Based only on investment income, calculated using SEC guidelines.



Understanding your fund's expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund's prospectus or talk to your financial advisor.

Review your fund's expenses

The table below shows the expenses you would have paid on a $1,000 investment in Putnam California Tax Exempt Income Fund from October 1, 2004, to March 31, 2005. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

------------------------------------------------------------------------------
EXPENSES AND VALUE OF A $1,000 INVESTMENT
assuming actual returns for the 6 months ended 3/31/05
------------------------------------------------------------------------------
                                     Class A    Class B    Class C    Class M
------------------------------------------------------------------------------
Expenses paid per $1,000*            $3.81      $7.06      $7.81      $5.31
------------------------------------------------------------------------------
Ending value (after expenses)    $1,012.20  $1,008.90  $1,007.90  $1,010.60
------------------------------------------------------------------------------

 * Expenses for each share class are calculated using the fund's annualized expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended 3/31/05. The expense ratio may differ for each share class (see the table at the bottom of the next page). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended March 31, 2005, use the calculation method below. To find the value of your investment on October 1, 2004, go to www.putnaminvestments.com and log on to your account. Click on the "Transaction History" tab in your Daily Statement and enter 10/01/2004 in both the "from" and "to" fields. Alternatively, call Putnam at 1-800-225-1581.

------------------------------------------------------------------------------
HOW TO CALCULATE THE EXPENSES YOU PAID
------------------------------------------------------------------------------
                                                                      Total
Value of your                              Expenses paid              expenses
investment on 10/1/04  [DIV]  $1,000   x   per $1,000              =  paid
------------------------------------------------------------------------------

Example Based on a $10,000 investment in class A shares of your fund.
------------------------------------------------------------------------------
$10,000                [DIV]  $1,000   x   $3.81 (see table above) =  $38.10
------------------------------------------------------------------------------


Comparing your fund's expenses with those of other funds

Using the SEC's method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund's expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

------------------------------------------------------------------------------
EXPENSES AND VALUE OF A $1,000 INVESTMENT
assuming a hypothetical 5% annualized return for the 6 months ended 3/31/05
------------------------------------------------------------------------------
                                     Class A    Class B    Class C    Class M
------------------------------------------------------------------------------
Expenses paid per $1,000*            $3.83      $7.09      $7.85      $5.34
------------------------------------------------------------------------------
Ending value (after expenses)    $1,021.14  $1,017.90  $1,017.15  $1,019.65
------------------------------------------------------------------------------

 * Expenses for each share class are calculated using the fund's annualized expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended 3/31/05. The expense ratio may differ for each share class (see the table at the bottom of this page). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Using industry averages to compare expenses

You can also compare your fund's expenses with the average of its peer group, as defined by Lipper, an independent fund-rating agency that ranks funds relative to others that Lipper considers to have similar investment styles or objectives. The expense ratio for each share class shown below indicates how much of your fund's net assets have been used to pay ongoing expenses during the period.

------------------------------------------------------------------------------
EXPENSE RATIO COMPARISONS USING ANNUALIZED DATA
------------------------------------------------------------------------------
                                     Class A    Class B    Class C    Class M
------------------------------------------------------------------------------
Your fund's annualized
expense ratio                        0.76%      1.41%      1.56%      1.06%
------------------------------------------------------------------------------
Average annualized expense
ratio for Lipper peer group+         0.82%      1.47%      1.62%      1.12%
------------------------------------------------------------------------------

+ Simple average of the expenses of all front-end load funds in the fund's
  Lipper peer group, calculated in accordance with Lipper's standard method for comparing fund expenses (excluding 12b-1 fees and without giving effect to any expense offset and brokerage service arrangements that may reduce fund expenses). This average reflects each fund's expenses for its most recent fiscal year available to Lipper as of 3/31/05. To facilitate comparison, Putnam has adjusted this average to reflect the 12b-1 fees carried by each class of shares. The peer group may include funds that are significantly smaller or larger than the fund, which may limit the comparability of the fund's expenses to the simple average, which typically is higher than the asset-weighted average.


Understanding your fund's portfolio turnover

Putnam funds are actively managed by teams of experts who buy and sell securities based on intensive analysis of companies, industries, economies, and markets. Portfolio turnover is a measure of how often a fund's managers buy and sell securities for your fund. A portfolio turnover of 100%, for example, means that the managers sold and replaced securities valued at 100% of a fund's assets within a one-year period. Funds with high turnover may be more likely to generate capital gains and dividends that must be distributed to shareholders as taxable income. High turnover may also cause a fund to pay more brokerage commissions and other transaction costs, which may detract from performance.

Funds that invest in bonds or other fixed-income instruments may have higher turnover than funds that invest only in stocks. Short-term bond funds tend to have higher turnover than longer-term bond funds, because shorter-term bonds will mature or be sold more frequently than longer-term bonds. You can use the table below to compare your fund's turnover with the average turnover for funds in its Lipper category.

------------------------------------------------------------------------------
TURNOVER COMPARISONS
percentage of holdings that change every year
------------------------------------------------------------------------------
                                2004      2003      2002      2001      2000
------------------------------------------------------------------------------
Putnam California Tax
Exempt Income Fund              13%       22%       7%        10%       13%
------------------------------------------------------------------------------
Lipper California Municipal
Debt Funds category average     30%       36%      29%        39%       35%
------------------------------------------------------------------------------

Turnover data for the fund is calculated based on the fund's fiscal-year period, which ends on September 30. Turnover data for the fund's Lipper category is calculated based on the average of the turnover of each fund in the category for its fiscal year ended during the indicated year. Fiscal years vary across funds in the Lipper category, which may limit the comparability of the fund's portfolio turnover rate to the Lipper average. Comparative data for 2004 is based on information available as of 3/31/05.


Risk comparison

This risk comparison is designed to help you understand how your fund compares with other funds. The comparison utilizes a risk measure developed by Morningstar, an independent fund-rating agency. This risk measure is referred to as the fund's Overall Morningstar Risk.

Your fund's Overall Morningstar Risk is shown alongside that of the average fund in its broad asset class, as determined by Morningstar. The risk bar broadens the com parison by translating the fund's Overall Morningstar Risk into a percentile, which is based on the fund's ranking among all funds rated by Morningstar as of March 31, 2005. A higher Overall Morningstar Risk generally indicates that a fund's monthly returns have varied more widely.

[GRAPHIC OMITTED: chart MORNINGSTAR [REGISTRATION MARK] RISK]

MORNINGSTAR [REGISTRATION MARK] RISK

Fund's Overall
Morningstar Risk       0.24

Municipal bond
fund average           0.20

0%   INCREASING RISK   100%

Morningstar determines a fund's Overall Morningstar Risk by assessing variations in the fund's monthly returns -- with an emphasis on downside variations -- over 3-, 5-, and 10-year periods, if available. Those measures are weighted and averaged to produce the fund's Overall Morningstar Risk. The information shown is provided for the fund's class A shares only; information for other classes may vary. Overall Morningstar Risk is based on historical data and does not indicate future results. Morningstar does not purport to measure the risk associated with a current investment in a fund, either on an absolute basis or on a relative basis. Low Overall Morningstar Risk does not mean that you cannot lose money on an investment in a fund. Copyright 2004 Morningstar, Inc. All Rights Reserved. The information contained herein
(1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.


Terms and definitions

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. NAV is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 4.50% maximum sales charge for class A shares (since reduced to 3.75%) and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund's class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Class A shares are generally subject to an initial sales charge and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Class B shares may be subject to a sales charge upon redemption.

Class C shares are not subject to an initial sales charge and are subject to a contingent deferred sales charge only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).


Comparative indexes

Lehman Aggregate Bond Index is an unmanaged index of U.S.
investment-grade fixed-income securities.

Lehman Government Bond Index is an unmanaged index of U.S. Treasury and agency securities.

Lehman Intermediate Treasury Bond Index is an unmanaged index of U.S. Treasury securities with maturities between 1 and 10 years.

Lehman Municipal Bond Index is an unmanaged index of long-term fixed-rate investment-grade tax-exempt bonds.

Russell 2000 Index is an unmanaged index of the 2,000 smallest companies in the Russell 3000 Index.

S&P 500 Index is an unmanaged index of common stock performance.

S&P Utilities Index is an unmanaged index of common stock issued by utility companies.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry ranking entity that ranks funds
(without sales charges) with similar current investment styles or objectives as determined by Lipper. Lipper category averages reflect performance trends for funds within a category and are based on results at net asset value.


Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of each fund's management contract with Putnam Management. In this regard the Board of Trustees, with the assistance of its Contract Committee consisting solely of Independent Trustees, requests and evaluates all information it deems reasonably necessary in the circumstances. Over the course of several months beginning in March and ending in June of 2004, the Contract Committee reviewed the information provided by Putnam Management and other information developed with the assistance of the Board's independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees. Upon completion of this review, the Contract Committee recommended and the Independent Trustees approved the continuance of your fund's contract, effective July 1, 2004.

This approval was based on the following conclusions:

* That the fee schedule currently in effect for your fund represents reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds and the costs incurred by Putnam Management in providing such service, and

* That such fee schedule represents an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees' deliberations are described below.

Model fee schedules and categories; total expenses

The Trustees, working in cooperation with Putnam Management, have developed and implemented a series of model fee schedules for the Putnam funds designed to ensure that each fund's management fee is consistent with the fees for similar funds in the Putnam complex and compares favorably with fees paid by competitive funds sponsored by other advisors. The Trustees reviewed the model fee schedule currently in effect for the fund, including fee levels and breakpoints, and the assignment of the fund to a particular fee category under this structure. The Trustees also reviewed comparative fee and expense information for competitive funds. The Trustees concluded that no changes should be made in the fund's current fee schedule at this time. The Trustees noted that expense ratios for a number of Putnam funds had been increasing recently as a result of declining net assets and the natural operation of fee breakpoints. They noted that such expense ratio increases were currently being controlled by expense limitations implemented in January 2004. They also noted that the competitive landscape regarding mutual fund fees may be changing as a result of fee reductions accepted by various other fund groups in connection with recent regulatory settlements and greater focus on fees and expenses in the mutual fund industry generally. The Trustees indicated an intention to monitor these developments closely.

Economies of scale

As noted above, the Trustees concluded that the fee schedule currently in effect for your fund represents an appropriate sharing of economies of scale at current asset levels. The Trustees indicated their intention to continue their ongoing consideration of economies of scale and in particular to consider further the possible operation of such economies in the event that a significant recovery in the equity markets or net fund sales were to raise asset levels substantially above current levels. In this regard, the Trustees noted that they had reviewed data relating to the substantial increase in asset levels of the Putnam funds that occurred during the years leading up to the market peak in 2000, the subsequent decline in assets and the resulting impact on revenues and expenses of Putnam Management. The Trustees also noted that recent declines in net assets in many Putnam funds, together with significant changes in the cost structure of Putnam Management have altered the economics of Putnam Management's business in significant ways. The Trustees concluded that they would monitor these changes carefully and evaluate the resulting impact on Putnam Management's economics and the sharing of economies of scale between the parties.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees' evaluation of the quality of services provided by Putnam Management under the Management Contracts. The Trustees recognized that a high quality investment process -- as measured by the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to such personnel, and in general the ability of Putnam Management to attract and retain high-quality personnel -- does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing the fund's performance with various benchmarks and with the performance of competitive funds. The Trustees noted the satisfactory investment performance of many Putnam funds.


They also noted the disappointing investment performance of certain funds in recent years and continued to discuss with senior management of Putnam Management the factors contributing to such under-performance and actions being taken to improve performance. The Trustees recognized that, in recent years, Putnam Management has made significant changes in its investment personnel and processes and in the fund product line in an effort to address areas of underperformance. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these changes and to evaluate whether additional remedial changes are warranted. As a general matter, the Trustees concluded that consultation between the Trustees and Putnam Management represents the most effective way to address investment performance problems. The Trustees believe that investors in the Putnam funds and their financial advisors have, as a general matter, effectively placed their trust in the Putnam organization, under the supervision of the funds' Trustees, to make appropriate decisions regarding the management of the funds. The Trustees believe that the termination of the Management Contract and engagement of a new investment adviser for under-performing funds, with all the attendant disruptions, would not serve the interests of fund shareholders at this time and would not necessarily provide any greater assurance of improved investment performance.

Brokerage and soft-dollar allocations; other benefits

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the Management Contract with your fund. These include principally benefits related to brokerage and soft-dollar allocations, which pertain mainly to funds investing in equity securities. The Trustees believe that soft-dollar credits and other potential benefits associated with the allocation of fund brokerage represent assets of the funds that should be used for the benefit of fund shareholders. The Trustees noted recent trends in the allocation of fund brokerage, including commission costs, the allocation of brokerage to firms that provide research services to Putnam Management, and the sources and application of available soft-dollar credits. Effective December 31, 2003, reflecting a decision made by the Trustees earlier that year, Putnam Management ceased allocating brokerage in connection with the sale of fund shares. In addition, in preparing its budget for commission allocations in 2004, Putnam Management voluntarily reduced substantially the allocation of brokerage commissions to acquire research services from third-party service providers. In light of evolving best practices in the mutual fund industry, the Trustees concluded that this practice should be further curtailed and possibly eliminated in the near future. The Trustees indicated that they would continue to monitor the allocation of the funds' brokerage to ensure that the principle of "best price and execution" remains paramount in the portfolio trading process.


Comparison of retail and institutional fee schedules

The information examined by the Trustees as part of the annual contract reviews included information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans and college endowments. This information included comparison of such fees with fees charged to the Putnam funds, as well as a detailed assessment of the differences in the services provided to these two types of clients. The Trustees devoted special attention to these issues and reviewed recent articles by critics of mutual fund fees, articles by the ICI defending such fee differences, and relevant guidance provided by decisions of the courts. The Trustees observed, in this regard, that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients reflects to a substantial degree historical competitive forces operating in separate market places. In reaching their conclusions, the Trustees considered the fact that fee rates across all asset sectors are higher on average for mutual funds than for institutional clients, and also considered the differences between the services that Putnam provides to the Putnam funds and those that it provides to institutional clients of the firm.

Settlement of regulatory charges related to market timing

Finally, in reaching their conclusions, the Trustees considered all matters pertinent to the administrative charges filed against Putnam Management by the SEC and the Commonwealth of Massachusetts in October 2003 relating to market timing, the firm's settlement of those charges, and the conclusions and recommendations of the Trustees' Audit and Pricing Committee based on its review of these matters. The Trustees considered the actions taken by the owner of Putnam Management and its new senior management to terminate or discipline the individuals involved, to implement new compliance systems, to indemnify the funds against all costs and liabilities related to these matters, and otherwise to ensure that the interests of the funds and their shareholders are fully protected. The Trustees noted that, in addition to the settlements of the regulatory charges which will provide comprehensive restitution for any losses suffered by shareholders, the new senior management of Putnam Management has moved aggressively to control expense ratios of funds affected by market timing, to reduce charges to new investors, to improve disclosure of fees and expenses, and to emphasize the paramount role of investment performance in achieving shareholders' investment goals.


Other information for shareholders

A note about duplicate mailings

In response to investors' requests, the SEC has modified mailing regulations for proxy statements, semiannual and annual reports, and prospectuses. Putnam is now able to send a single copy of these materials to customers who share the same address. This change will automatically apply to all shareholders except those who notify us. If you would prefer to receive your own copy, please call Putnam at 1-800-225-1581.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds' proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2004, are available on the Putnam Individual Investor Web site, www.putnaminvestments.com/individual, and on the SEC's Web site, www.sec.gov. If you have questions about finding forms on the SEC's Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds' proxy voting guidelines and procedures at no charge by calling Putnam's Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

For periods ending on or after July 9, 2004, the fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund's Forms N-Q on the SEC's Web site at www.sec.gov. In addition, the fund's Forms N-Q may be reviewed and copied at the SEC's public reference room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC's Web site or the operation of the public reference room.


A guide to the financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss. This is done by first adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings -- as well as any unrealized gains or losses over the period -- is added to or subtracted from the net investment result to determine the fund's net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund's net assets were affected by the fund's net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.


The fund's portfolio
March 31, 2005 (Unaudited)

Key to Abbreviations
-------------------------------------------------------------------------------
AMBAC                 AMBAC Indemnity Corporation
COP                   Certificate of Participation
FGIC                  Financial Guaranty Insurance Company
FRB                   Floating Rate Bonds
FRN                   Floating Rate Notes
FSA                   Financial Security Assurance
G.O. Bonds            General Obligation Bonds
IFB                   Inverse Floating Rate Bonds
IF COP                Inverse Floating Rate Certificate of Participation
MBIA                  MBIA Insurance Company
U.S. Govt. Coll.      U.S. Government Collateralized
VRDN                  Variable Rate Demand Notes
XLCA                  XL Capital Assurance

Municipal bonds and notes (99.3%) (a)
Principal amount                                     Rating (RAT)         Value

California (92.9%)
-------------------------------------------------------------------------------
    $9,500,000 Alameda, Corridor Trans. Auth.
               Rev. Bonds, Ser. A, MBIA, 5 1/4s,
               10/1/21                               Aaa            $10,204,805
    32,000,000 Anaheim, COP, MBIA, 6.2s, 7/16/23     Aaa             34,915,200
               Anaheim, Pub. Fin. Auth. Rev. Bonds
               (Distr. Syst.)
     8,675,000 MBIA, 5 1/4s, 10/1/23                 Aaa              9,276,698
     6,700,000 MBIA, 5 1/4s, 10/1/22                 Aaa              7,191,646
     6,945,000 MBIA, 5s, 10/1/29                     Aaa              7,172,796
    48,000,000 Anaheim, Pub. Fin. Auth. Tax Alloc.
               Rev. Bonds, MBIA, 4.733s, 12/28/18    Aaa             52,858,560
               Brentwood, Infrastructure Fin. Auth.
               Rev. Bonds
     2,000,000 5 7/8s, 9/2/34                        BB               2,057,700
     1,350,000 5 3/4s, 9/2/24                        BB-              1,384,007
     3,390,000 Burbank, Pub. Fin. Auth. Rev. Bonds
               (West Olive Redev.), AMBAC, 5s,
               12/1/26                               Aaa              3,480,852
     6,000,000 CA Rev. Bonds (Stanford Hosp. &
               Clinics), Ser. A, 5s, 11/15/23        A2               6,134,520
               CA Edl. Fac. Auth. Rev. Bonds
    22,360,000 (Stanford U.), Ser. Q, 5 1/4s,
               12/1/32                               Aaa             23,388,784
    20,000,000 (U. of Southern CA), Ser. C, 5 1/8s,
               10/1/28                               Aa1             20,551,000
     4,000,000 (CA Institute of Technology),
               Ser. A, 5s, 10/1/32                   Aaa              4,097,880
     1,500,000 (Lutheran U.), Ser. C, 5s, 10/1/29    Baa1             1,505,835
     1,250,000 (Lutheran U.), Ser. C, 5s, 10/1/24    Baa1             1,266,013
     2,080,000 (Lutheran U.), Ser. C, 4 1/2s,
               10/1/19                               Baa1             2,062,507
               CA Hlth. Fac. Fin. Auth. Rev. Bonds
     6,390,000 (Lucile Salter Packard Hosp.),
               Ser. C, AMBAC, 5s, 8/15/24            Aaa              6,619,273
     3,500,000 Ser. B, AMBAC, 5s, 7/1/21             AAA              3,548,930
     6,400,000 Ser. 5, MBIA, 5s, 7/1/14              Aaa              6,515,200
               CA Infrastructure & Econ. Dev. Bank
               Rev. Bonds (Bay Area Toll Bridges)
    12,000,000 AMBAC, 5s, 7/1/33                     Aaa             12,383,400
     5,000,000 Ser. A, FGIC, 5s, 7/1/29              Aaa              5,177,150
               CA Poll. Control Fin. Auth.
               Mandatory Put Bonds
     6,500,000 2s, 3/1/06                            A3               6,438,835
     6,000,000 2s, 2/28/06                           A3               5,943,540
     7,000,000 CA Poll. Control Fin. Auth. Solid
               Waste Disp. Mandatory Put Bond
               (Waste Mgmt., Inc.), Ser. B, 4.45s,
               7/1/05                                BBB              7,019,600
     2,290,000 CA Poll. Control Fin. Auth. Solid
               Waste Disp. Rev. Bonds (Keller
               Canyon Landfill Co.), 6 7/8s,
               11/1/27                               BB-              2,296,778
               CA State G.O. Bonds
    15,300,000 FGIC, 8s, 11/1/07                     Aaa             16,480,854
    16,540,000 AMBAC, 6s, 2/1/18                     Aaa             19,593,946
    16,545,000 AMBAC, 5 1/2s, 4/1/11                 Aaa             18,413,261
    12,135,000 5 1/4s, 12/1/24                       A               12,857,761
    10,000,000 5 1/4s, 12/1/23                       A               10,634,300
    10,000,000 5 1/4s, 2/1/20                        A               10,975,000
     5,000,000 MBIA, 5 1/8s, 2/1/27                  Aaa              5,221,450
     5,000,000 MBIA, 5 1/8s, 2/1/26                  Aaa              5,228,850
     6,000,000 5 1/8s, 4/1/24                        A                6,252,180
     2,000,000 5 1/8s, 4/1/23                        A                2,091,560
     5,500,000 5.1s, 2/1/34                          A                5,596,965
    24,200,000 CA State Dept. of Wtr. Resources
               IFB (Central Valley), 12.133s,
               12/1/12  (acquired 10/23/97, cost
               $25,632,450) (RES)                    Aa2             34,760,638
               CA State Dept. of Wtr. Resources
               Rev. Bonds
     8,500,000 Ser. A, AMBAC, 5 1/2s, 5/1/16         Aaa              9,326,115
   100,000,000 Ser. A, AMBAC, 5 1/2s, 5/1/15         Aaa            110,303,000
    26,000,000 Ser. A, AMBAC, 5 1/2s, 5/1/14         Aaa             28,865,720
     4,000,000 Ser. A, 5 1/4s, 5/1/20                A2               4,228,760
     5,000,000 Ser. W, FSA, 5 1/8s, 12/1/29          Aaa              5,148,700
    25,000,000 Ser. A, 5 1/8s, 5/1/19                A2              26,306,250
    20,000,000 Ser. A, 5 1/8s, 5/1/18                A2              21,114,600
    23,000,000 Ser. O, MBIA, 4 3/4s, 12/1/29         Aaa             23,002,300
    24,200,000 (Center Valley), 1.225s, 12/1/12      Aa2             24,200,000
               CA State Econ. Recvy. G.O. Bonds,
               Ser. A
     7,000,000 5s, 7/1/17                            Aa3              7,347,200
     4,000,000 5s, 7/1/16                            Aa3              4,215,280
               CA State Econ. Recvy. VRDN
    20,000,000 Ser. C-10, 2.27s, 7/1/23              VMIG1           20,000,000
    10,750,000 Ser. C-11, 2.24s, 7/1/23              VMIG1           10,750,000
               CA State Pub. Wks. Board Lease
               Rev. Bonds
    28,000,000 Ser. A, MBIA, 6 1/2s, 9/1/17          Aaa             33,538,400
    33,500,000 (Dept. of Corrections-State
               Prisons), Ser. A, AMBAC, 5s, 12/1/19  Aaa             36,103,955
               CA State Pub. Wks. Board Rev. Bonds
               (Dept. of Gen. Svcs. Butterfield),
               Ser. ST-A
     2,500,000 5 1/4s, 6/1/25                        A-               2,609,875
     2,900,000 5s, 6/1/23                            A-               2,957,710
     2,000,000 5s, 6/1/11                            A-               2,136,180
     1,340,000 CA State U. Foundation Rev. Bonds
               (Sacramento  Auxiliary), Ser. A,
               MBIA, 5 1/2s, 10/1/37                 Aaa              1,442,028
               CA Statewide Cmnty. Dev. Auth. Apt.
               Dev. Rev. Bonds (Irvine Apt.
               Cmntys.)
    12,500,000 Ser. A-4, 5 1/4s, 5/15/25             Baa2            12,994,625
    11,000,000 Ser. A-3, 5.1s, 5/15/25               Baa2            11,477,950
    15,300,000 CA Statewide Cmnty. Dev. Auth. COP
               (The Internext Group), 5 3/8s,
               4/1/30                                BBB-            15,247,827
               CA Statewide Cmnty. Dev. Auth.
               Multi-Fam.  Rev. Bonds
     6,000,000 (Archstone Communities), 5.3s,
               6/1/29                                Baa1             6,196,380
     5,000,000 (Hsg. Equity Res.), Ser. B, 5.2s,
               12/1/29                               Baa1             5,196,000
               CA Statewide Cmnty. Dev. Auth.
               Rev. Bonds (Daughters of Charity
               Hlth.)
     4,000,000 Ser. A, 5 1/4s, 7/1/24                BBB+             4,157,080
     3,750,000 Ser. G, 5s, 7/1/22                    BBB+             3,846,450
     4,000,000 CA Statewide Cmnty. Dev. Auth.
               Special Tax FRB (Hsg. Equity Res. -
               C), 5.2s, 12/1/29                     Baa1             4,228,840
               CA Statewide Cmnty. Dev. Auth.
               Special  Tax Rev. Bonds
     2,270,000 (Cmnty. Fac. Dist. No. 1-Zone 1C),
               7 1/4s, 9/1/30                        BB/P             2,369,971
     1,630,000 (Citrus Garden Apt. Project - D1),
               5 1/4s, 7/1/22                        A                1,664,686
     1,750,000 (Cmnty. Fac. Dist. No. 1-Zone 1B),
               zero %, 9/1/20                        BB/P               604,520
     3,790,000 CA Statewide Fin. Auth. Tobacco
               Settlement Rev. Bonds, Class B,
               5 5/8s, 5/1/29                        Baa3             3,738,191
               CA Tobacco Securitization Agcy.
               Rev. Bonds
       970,000 (Gold Cnty. Funding Corp.), 5 3/4s,
               6/1/27                                Baa3               960,329
     5,000,000 (Sonoma Cnty. Corp.), Ser. B,
               5 1/2s, 6/1/30                        Baa3             4,783,250
     8,000,000 Capistrano, Unified School Dist.
               Cmnty. Fac. Special Tax Bonds
               (Ladera), Ser. 98-2, 5 3/4s, 9/1/29   BBB/P            8,179,840
    10,800,000 Central CA Joint Pwr. Hlth. Fin.
               Auth. COP  (Cmnty. Hosp. of Central
               CA), 6s, 2/1/30                       Baa2            11,035,008
               Chabot-Las Positas, Cmnty. College
               Dist. G.O. Bonds (Election of 2004),
               Ser. A, MBIA
     5,215,000 5s, 8/1/26                            Aaa              5,419,480
     3,000,000 5s, 8/1/25                            Aaa              3,124,590
    32,000,000 Chino Basin, Regl. Fin. Auth.
               Rev. Bonds, AMBAC, 5 3/4s, 8/1/22     Aaa             32,584,000
               Chula Vista, Cmnty. Fac. Dist.
               Special Tax Rev. Bonds
     3,750,000 (No. 06-1 Eastlake Woods Area),
               6.2s, 9/1/33                          BB/P             3,906,638
     2,000,000 (No. 06-1 Eastlake Woods Area),
               6.15s, 9/1/26                         BB/P             2,082,340
               Chula Vista, Cmnty. Fac. Dist.
               Special Tax Rev. Bonds
     4,420,000 (Cmnty. Fac. Dist. No. 97-3), 6.05s,
               9/1/29                                BB+/P            4,526,522
     2,600,000 (No 07-I-Otay Ranch Village Eleven),
               5 7/8s, 9/1/34                        BB-/P            2,653,482
    66,780,000 Commerce, Redev. Agcy. Rev. Bonds
               (Project 1), zero %, 8/1/21           BBB             25,605,455
    35,000,000 Contra Costa, Home Mtge. Fin. Auth.
               Rev. Bonds, Ser. G, MBIA, zero %,
               9/1/17                                Aaa             16,194,850
               Contra Costa, Wtr. Dist. Rev. Bonds,
               Ser. G, MBIA
    36,915,000 5s, 10/1/26                           Aaa             37,653,300
    41,500,000 5s, 10/1/24                           Aaa             42,330,000
    10,000,000 Corona, COP (Vista Hosp. Syst.),
               zero %, 7/1/29 (In default) (NON)
               (F)                                   D/P                 28,000
    19,200,000 Delano, COP (Delano Regl. Med.
               Ctr.), 5.6s, 1/1/26                   BBB-            19,216,704
               Duarte, COP, Ser. A
    15,200,000 5 1/4s, 4/1/31                        Baa2            14,883,384
     7,500,000 5 1/4s, 4/1/24                        Baa2             7,499,925
    10,725,000 El Camino, Hosp. Dist. Rev. Bonds,
               Ser. A, AMBAC, 6 1/4s, 8/15/17        Aaa             12,562,300
     1,150,000 Folsom, Special Tax Rev. Bonds
               (Cmnty. Facs. Dist. No. 10), 5 7/8s,
               9/1/28                                BB               1,162,995
               Foothill/Eastern Corridor Agcy.
               Rev. Bonds  (CA Toll Roads)
    19,000,000 5 3/4s, 1/15/40                       Baa3            19,228,570
     5,000,000 MBIA, 5 3/8s, 1/15/14                 Aaa              5,453,550
               Foothill/Eastern Corridor Agcy.
               Toll Roads Rev. Bonds (Sr. Lien),
               Ser. A, U.S. Govt. Coll.
    34,150,000 6 1/2s, 1/1/32                        Aaa             36,368,043
    38,875,000 6s, 1/1/34                            Aaa             41,072,215
               Golden State Tobacco Securitization
               Corp.  Rev. Bonds
     6,075,000 Ser. A-4, 7.8s, 6/1/42                BBB              6,927,019
    14,000,000 Ser. 2003 A-1, 6 1/4s, 6/1/33         BBB             14,376,040
    36,000,000 Ser. B, 5 1/2s, 6/1/33                A-              38,382,120
     4,000,000 Grant, Joint Union High School Dist.
               VRDN (Bridge Funding), 2.23s, 7/1/37  VMIG1            4,000,000
               Huntington Beach, Cmnty. Fac. Dist.
               Special Tax (No. 2003-1 Huntington
               Ctr.)
     2,845,000 5.85s, 9/1/33                         BB-/P            2,859,851
     1,000,000 5.8s, 9/1/23                          BB-/P            1,006,380
     1,000,000 Irvine, Impt. Board Act of 1915 G.O.
               Bonds (Assmt. Dist. No. 03-19-Group
               2), 5.45s, 9/2/23                     BB/P               998,790
               Irvine, Impt. Board Act of 1915
               Special Assmt. Bonds
     5,000,000 (Assmt. Dist. No. 00-18-GRP 2),
               5.6s, 9/2/22                          BB+/P            5,099,850
     1,825,000 (Assmt. Dist. No. 00-18-GRP 3),
               5.55s, 9/2/26                         BBB-/P           1,830,968
     3,085,000 Kern, Cmnty. College Dist. G.O.
               Bonds (Safety Repair & Impt.),
               Ser. A, FGIC, 5s, 11/1/19             Aaa              3,261,030
               Kern, High School Dist. G.O. Bonds,
               Ser. A, MBIA
     3,225,000 6 1/2s, 8/1/15                        Aaa              3,729,390
     3,240,000 6 1/2s, 2/1/15                        Aaa              3,746,736
               Kern, High School Dist. G.O. Bonds,
               Ser. A, MBIA
     3,825,000 6 1/2s, 8/1/14                        Aaa              4,432,525
     3,840,000 6 1/2s, 2/1/14                        Aaa              4,449,907
     3,435,000 6.4s, 8/1/13                          Aaa              3,965,467
     3,455,000 6.4s, 2/1/13                          Aaa              3,993,600
     1,950,000 La Quinta, Redev. Agcy. Tax Alloc.
               (Area No. 1), AMBAC, 5s, 9/1/21       Aaa              2,024,451
    14,035,000 Lake Elsinore, Pub. Fin. Auth. Tax
               Alloc. Rev. Bonds, Ser. C, 6.7s,
               10/1/33                               BBB/P           14,865,030
               Lodi, Unified School Dist. G.O.
               Bonds (Election of 2002), FSA
     3,555,000 5s, 8/1/27                            AAA              3,677,043
     3,975,000 5s, 8/1/26                            AAA              4,117,027
     3,725,000 5s, 8/1/25                            AAA              3,865,954
     4,035,000 Long Beach, Bond Fin. Auth.
               Rev. Bonds (Indl. Redev. Project),
               Ser. B , AMBAC, 5 1/2s, 11/1/22       Aaa              4,616,928
    16,000,000 Los Angeles, Cmnty. Redev. Agcy.
               Fin. Auth. Rev. Bonds (Bunker Hill),
               Ser. A, FSA, 5s, 12/1/27              Aaa             16,493,440
    37,465,000 Los Angeles, Convention & Exhibition
               Ctr. Auth. Lease COP, 9s, 12/1/20     Aaa             39,049,020
    24,025,000 Los Angeles, Harbor Dept.
               Rev. Bonds, U.S. Govt.  Coll., 7.6s,
               10/1/18                               AAA             30,097,079
    26,235,000 Los Angeles, Pension Auth. COP,
               Ser. A, MBIA, 6.9s, 6/30/08           Aaa             29,409,435
               Los Angeles, Sanitation Equip.
               Rev. Bonds, Ser. A, AMBAC
     4,725,000 5s, 2/1/20                            Aaa              4,983,174
     4,500,000 5s, 2/1/19                            Aaa              4,762,845
               Los Angeles, Unified School Dist.
               G.O. Bonds
     6,880,000 MBIA, 5 3/4s, 7/1/15                  Aaa              7,932,984
     5,000,000 Ser. A, MBIA, 5 1/2s, 7/1/15          Aaa              5,626,250
     6,830,000 Ser. E, MBIA, 5 1/8s, 1/1/27          Aaa              7,099,307
     7,000,000 Ser. A, MBIA, 5s, 1/1/28              Aaa              7,262,640
     5,000,000 Los Angeles, Wtr. & Pwr. Rev. Bonds,
               Ser. B, FSA, 5s, 7/1/35               Aaa              5,128,600
    20,000,000 Metropolitan Wtr. Dist. IFB
               (Southern CA Waterworks), 9.005s,
               8/10/18                               AA+             26,094,400
     7,180,000 Metropolitan Wtr. Dist. Rev. Bonds,
               Ser. A, 5s, 7/1/26                    AA+              7,652,085
    10,000,000 Mount Diablo, Hosp. Rev. Bonds,
               Ser. A, AMBAC, 5s, 12/1/13            Aaa             10,354,900
     1,000,000 Mountain View-Whisman, School Dist.
               G.O. Bonds (Election of 1998),
               Ser. D, MBIA, 5 3/8s, 6/1/22          Aaa              1,089,050
     6,260,000 North Natomas, Cmnty. Fac. Dist.
               Special Tax Rev. Bonds, Ser. B,
               6 3/8s, 9/1/31                        BB+/P            6,502,262
     4,000,000 North Orange Cnty., Cmnty. College
               G.O. Bonds, Ser. A, MBIA, 5s, 2/1/27  Aaa              4,404,520
     1,800,000 Northridge, Wtr. Dist. COP (1993 &
               2001), AMBAC, 5 1/4s, 2/1/22          AAA              1,920,348
               Oakland, Bldg. Auth. Rev. Bonds,
               AMBAC
     6,540,000 5 1/2s, 4/1/13                        Aaa              7,054,109
     6,295,000 5 1/2s, 4/1/12                        Aaa              6,859,724
     3,690,000 Oakland, Swr. Rev. Bonds, Ser. A,
               FSA, 5s, 6/15/26                      Aaa              3,833,061
               Orange Cnty., Cmnty. Fac. Dist.
               Special Tax Rev. Bonds
     1,800,000 (Ladera Ranch - No. 1), Ser. A,
               6.2s, 8/15/23                         BBB              1,961,694
     1,290,000 (Ladera Ranch - No. 1), Ser. A,
               6.2s, 8/15/20                         BBB              1,407,171
     2,400,000 (Ladera Ranch - No. 01-1), Ser. A,
               6s, 8/15/32                           BBB              2,525,232
     2,750,000 (Ladera Ranch - No. 03-1), Ser. A,
               5 5/8s, 8/15/34                       BB/P             2,820,730
     3,725,000 (Ladera Ranch - No. 02-1), Ser. A,
               5.55s, 8/15/33                        BBB              3,787,692
     1,000,000 (Ladera Ranch - No. 03-1), Ser. A,
               5 1/2s, 8/15/23                       BB/P             1,031,690
    25,000,000 Orange Cnty., Trans. Auth. Toll Rd.
               VRDN (Express Lanes), Ser. B-1,
               2.27s, 12/15/30                       VMIG1           25,000,000
    10,000,000 Orange Cnty., Wtr. Dist. COP,
               Ser. B, MBIA, 5s, 8/15/28             Aaa             10,309,500
     2,470,000 Paramount, Redev. Agcy. Tax Alloc.
               (Area No. 1), MBIA, 5s, 8/1/20        Aaa              2,589,746
    24,855,000 Pasadena, Cap. Impt. IF COP, AMBAC,
               5.35s, 2/1/14                         Aaa             27,197,335
     2,500,000 Placentia, Redev. Auth. Tax Alloc.
               Rev. Bonds, Ser. B, 5 3/4s, 8/1/32    BBB+             2,619,250
     9,000,000 Rancho Cucamonga, Redev. Agcy.
               (Rancho Redev. Project), MBIA,
               5 1/8s, 9/1/30                        Aaa              9,224,100
    20,800,000 Redding, Elec. Syst. COP, MBIA,
               6.368s, 7/1/22                        Aaa             24,799,424
               Rio Hondo, Cmnty. College Dist. G.O.
               Bonds, Ser. A, MBIA
     2,395,000 5 1/4s, 8/1/19                        Aaa              2,606,455
     2,300,000 5 1/4s, 8/1/18                        Aaa              2,512,405
     2,185,000 5 1/4s, 8/1/17                        Aaa              2,397,448
     2,020,000 5 1/4s, 8/1/16                        Aaa              2,229,656
     4,250,000 Riverside Cnty., Pub. Fin. Auth.
               COP, 5.8s, 5/15/29                    BBB-             4,409,375
     9,260,000 Riverside Cnty., Redev. Agcy. Tax
               Alloc., Ser. A, XLCA, 5s, 10/1/32     Aaa              9,463,535
               Roseville, Cmnty. Fac. Special Tax
               Bonds (Dist. 1)
     1,750,000 6s, 9/1/33                            BB/P             1,792,910
    11,200,000 5 3/4s, 9/1/23                        BB+/P           11,265,744
     7,500,000 Sacramento Cnty., Sanitation Dist.
               Rev. Bonds, Ser. A, 5 7/8s, 12/1/27   AA               7,750,050
               Sacramento, Special Tax Rev. Bonds
               (North Natomas Cmnty. Fac.)
     1,500,000 Ser. 4-A, 6s, 9/1/28                  BB/P             1,569,240
     4,905,000 5.7s, 9/1/23                          BB+/P            4,943,897
               Sacramento, Muni. Util. Dist. Elec.
               Rev. Bonds
    12,000,000 Ser. A, MBIA, 6 1/4s, 8/15/10         Aaa             13,442,640
    11,500,000 Ser. K, AMBAC, 5 1/4s, 7/1/24         Aaa             12,806,860
     1,845,000 San Bernardino, Cmnty. College Dist.
               G.O. Bonds (Election of 2002),
               Ser. B, MBIA, 5 1/4s, 8/1/22          Aaa              2,057,858
               San Diego Cnty., COP
     4,000,000 (Burnham Institute), 6 1/4s, 9/1/29   Baa3             4,183,880
    15,800,000 AMBAC, 5 1/4s, 9/1/06                 AAA/P           16,179,832
     2,300,000 (Edgemoor), AMBAC, 5s, 2/1/28         Aaa              2,381,098
               San Diego Cnty., Wtr. Auth. COP,
               Ser. A
     5,000,000 FSA, 5s, 5/1/30                       Aaa              5,163,700
    10,000,000 FSA, 5s, 5/1/27                       Aaa             10,360,000
    12,000,000 FGIC, 5s, 5/1/14                      Aaa             12,845,160
    12,050,000 San Diego Cnty., Wtr. Auth. FRB,
               Ser. B, MBIA, 1 1/4s, 4/8/21          Aaa             12,050,000
    11,400,000 San Diego Cnty., Wtr. Auth. FRN,
               Ser. B, MBIA, 1 1/4s, 4/21/11         Aaa             11,400,000
               San Diego Cnty., Wtr. Auth. IF COP,
               Ser. B, MBIA
    20,000,000 11.07s, 4/8/21                        Aaa             22,313,400
    28,350,000 11.07s, 4/21/11                       Aaa             36,388,076
     7,400,000 San Diego, Association of Bay Area
               Governments  (ABAG) Fin. Auth. For
               Nonprofit Corps. Rev. Bonds (San
               Diego Hosp.), Ser. A, 6 1/8s,
               8/15/20                               Baa1             8,066,000
    15,350,000 San Diego, Pub. Fac. Fin. Auth. Swr.
               Rev. Bonds, FGIC, 5s, 5/15/25         Aaa             15,528,828
     4,665,000 San Diego, Redev.Agcy. Tax Alloc.
               (Centre City), Ser. A, 5s, 9/1/22     Aaa              4,860,230
    14,320,000 San Diego, Unified School Dist. G.O.
               Bonds (Election of 1998), Ser. F,
               FSA, 5s, 7/1/29                       Aaa             14,833,515
    20,500,000 San Diego, Wtr. Util. Rev. Bonds,
               FGIC, 4 3/4s, 8/1/28                  Aaa             20,517,425
     2,800,000 San Dieguito, Pub. Facs. Auth.
               Rev. Bonds, AMBAC, 5s, 8/1/24         Aaa              2,855,384
     7,225,000 San Francisco, City & Cnty. Redev.
               Fin. Auth. Rev. Bonds (Redev.
               Project), Ser. B, FGIC,
               5 1/4s, 8/1/18                        Aaa              7,831,900
    10,000,000 San Francisco, State Bldg. Auth.
               Lease Rev. Bonds (San Francisco
               Civic Ctr. Complex), Ser. A,
               AMBAC, 5 1/4s, 12/1/21                Aaa             10,602,800
               San Joaquin Hills, Trans. Corridor
               Agcy. Rev. Bonds (Toll Road), Ser. A
    34,125,000 5s, 1/1/33                            Ba2             30,594,769
    25,000,000 MBIA, zero %, 1/15/32                 Aaa              5,955,000
    21,625,000 MBIA, zero %, 1/15/23                 Aaa              8,742,123
    15,395,000 San Jose, Redev. Agcy. Tax Alloc.
               (Merged Area Redev.), FGIC, 5s,
               8/1/27                                Aaa             15,869,474
               San Marcos, Pub. Fac. Auth.
               Rev. Bonds
     2,995,000 5.8s, 9/1/27                          Baa3             3,122,976
     1,635,000 5.8s, 9/1/18                          Baa3             1,728,653
     2,025,000 5 1/2s, 9/1/10                        Baa3             2,148,404
     4,590,000 Santa Barbara Cnty., COP, AMBAC, 5s,
               10/1/27                               Aaa              4,717,786
               Santaluz Cmnty., Facs. Dist. No. 2
               Special Tax Rev. Bonds
    12,820,000 (Impt. Area No. 1), Ser. B, 6 3/8s,
               9/1/30                                BB+/P           13,077,426
       500,000 (Impt. Area No. 3), Ser. B, 6.2s,
               9/1/30                                BB+/P              507,080
       500,000 (Impt. Area No. 3), Ser. B, 6.1s,
               9/1/21                                BB+/P              507,090
     5,000,000 Semitropic, Impt. Dist. Wtr. Storage
               Rev. Bonds, Ser. A, XLCA, 5 1/8s,
               12/1/35                               AAA              5,182,750
     8,025,000 Sierra View, Hlth. Care Dist.
               Rev. Bonds, 5.4s, 7/1/22              BBB+             8,319,116
     3,750,000 Southern CA Pub. Pwr. Auth.
               Rev. Bonds (Southern Transmission),
               Ser. A, FSA, 5 1/4s, 7/1/18           Aaa              4,066,380
     3,000,000 Stockton, Cmnty. Fac. Dist. Special
               Tax Rev. Bonds (Mello Roos-Weston
               Ranch), Ser. A, 5.8s, 9/1/14          Baa1             3,182,820
     1,500,000 Stockton, Redev. Agcy. Rev. Bonds
               (Stockton Events Ctr.), FGIC, 5s,
               9/1/28                                Aaa              1,551,120
     6,220,000 Sunnyvale, Cmnty. Fac. Dist. Special
               Tax Rev. Bonds, 7.65s, 8/1/21         BB-/P            6,500,087
               Thousand Oaks, Cmnty. Fac. Dist.
               Special Tax Rev. Bonds (Marketplace
               94-1)
     5,000,000 6 7/8s, 9/1/24                        B/P              5,480,350
     5,500,000 zero %, 9/1/14                        B/P              2,780,195
     5,000,000 Tobacco Securitization Auth. of
               Southern CA Rev. Bonds, Ser. A,
               5 5/8s, 6/1/43                        BBB              4,770,050
     2,000,000 Torrance Memorial Med. Ctr.
               Rev. Bonds, Ser. A, 5 1/2s, 6/1/31    A1               2,065,460
     1,000,000 Torrance, Memorial Med. Ctr.
               Rev. Bonds, Ser. A, 6s, 6/1/22        A1               1,114,210
     4,000,000 Tustin, Unified School Dist. Bonds
               (Cmnty. Fac. Dist. No. 97-1), U.S.
               Govt. Coll., 6 3/8s, 9/1/35           AAA              4,520,040
    10,195,000 U. of CA Rev. Bonds (Med. Ctr.),
               AMBAC, 5.7s, 7/1/11                   Aaa             10,682,525
               Vallejo, COP (Marine World
               Foundation)
    10,000,000 7.2s, 2/1/26                          BBB-/P          10,519,200
     4,000,000 7s, 2/1/17                            BBB-/P           4,206,840
    16,200,000 Walnut, Energy Ctr. Auth.
               Rev. Bonds, Ser. A, 5s, 1/1/29        Aaa             16,696,205
                                                                 --------------
                                                                  2,156,757,970

Puerto Rico (6.4%)
-------------------------------------------------------------------------------
    10,000,000 Children's Trust Fund Tobacco
               Settlement Rev. Bonds (Asset Backed
               Bonds), 5 5/8s, 5/15/43               BBB              9,837,300
               Cmnwlth. of PR, G.O. Bonds
    11,110,000 FSA, 6 1/2s, 7/1/12                   Aaa             13,146,352
    15,000,000 (Pub. Impt.), Ser. A, MBIA, 5 1/2s,
               7/1/20                                Aaa             17,214,000
     2,000,000 Cmnwlth. of PR, Govt. Dev. Bank
               VRDN, MBIA,  2.19s, 12/1/15           VMIG1            2,000,000
               Cmnwlth. of PR, Hwy. & Trans. Auth.
               Rev. Bonds
     5,515,000 Ser. B, MBIA, 5 7/8s, 7/1/35          Aaa              6,160,200
     9,000,000 Ser. E, FSA, 5 1/2s, 7/1/23           Aaa             10,454,670
               Cmnwlth. of PR, Muni. Fin. Agcy.
               Rev. Bonds, Ser. A, FSA
     2,000,000 5 1/4s, 8/1/20                        Aaa              2,177,080
     3,000,000 5 1/4s, 8/1/18                        Aaa              3,273,600
    25,000,000 PR Elec. Pwr. Auth. Rev. Bonds,
               Ser. NN, MBIA, 4 3/4s, 7/1/33         Aaa             25,338,750
    14,800,000 PR Indl. Tourist Edl. Med. & Env.
               Control Fac. Rev. Bonds (Cogen.
               Fac.-AES), 6 5/8s, 6/1/26             Baa3            16,029,732
    30,000,000 PR Infrastructure Fin. Auth. Special
               Rev. Bonds, Ser. A, U.S. Govt.
               Coll., 5 1/2s, 10/1/40                Aaa             32,346,900
    10,000,000 U. of PR Rev. Bonds, Ser. O, MBIA,
               5 3/8s, 6/1/30                        Aaa             10,144,700
                                                                 --------------
                                                                    148,123,284
-------------------------------------------------------------------------------
               Total Investments
               (cost $2,147,879,516)                             $2,304,881,254
-------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $2,321,922,133.

(RAT) The Moody's or Standard & Poor's ratings indicated are believed to be the most recent ratings available at March 31,2005 for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at March 31, 2005. Securities rated by Putnam are indicated by "/P". Security ratings are defined in the Statement of Additional Information.

(NON) Non-income-producing security.

(RES) Restricted, excluding 144A securities, as to public resale. The total market value of restricted securities held at March 31, 2005 was $34,760,638 or 1.5% of net assets.

  (F) Security is valued at fair value following procedures approved by the Trustees.

      The rates shown on VRDN, Mandatory Put Bonds, FRB and FRN are the current interest rates at March 31, 2005.

      The dates shown on Mandatory Put Bonds are the next mandatory put dates.

      The rates shown on IFB and IF COP, which are securities paying interest rates that vary inversely to changes in the market interest rates, are the current interest rates at March 31, 2005.

      The fund had the following industry group concentrations greater than 10% at March 31, 2005 (as a percentage of net assets):

           Water and sewer         19.2%
           Utilities               14.0
           Transportation          10.6

      The fund had the following insurance concentrations greater than 10% at March 31, 2005 (as a percentage of net assets):

           MBIA                    26.9%
           AMBAC                   18.3



Interest rate swap contracts outstanding at March 31, 2005 (Unaudited)

                                                                                            Unrealized
                                                         Notional         Termination    appreciation/
                                                         amount           date          (depreciation)
------------------------------------------------------------------------------------------------------
Agreement with JP Morgan Chase Bank dated
March 10, 2005 to pay quarterly the notional
amount multiplied by 3.702% and receive
quarterly the notional amount multiplied by the
Bond Market Association Municipal Swap Index.            $75,000,000      9/14/12       $101,678

Agreement with Citigroup Financial Products,
Inc. dated February 7, 2005 to receive quarterly
the notional amount multiplied by 3.935% and
pay quarterly the notional amount multiplied
by the USD-Muni-BMA-Rate.                                  8,000,000      8/10/30       (355,314)

Agreement with Merrill Lynch International &
Co. C.V. dated February 7, 2005 to pay
quarterly the notional amount multiplied
by 3.125% and receive quarterly the
notional amount multiplied by the
USD-Muni-BMA-Rate.                                        75,000,000      8/10/09        845,265
------------------------------------------------------------------------------------------------------
                                                                                        $591,629
------------------------------------------------------------------------------------------------------


The accompanying notes are an integral part of these financial statements.


Statement of assets and liabilities
March 31, 2005 (Unaudited)

Assets
-------------------------------------------------------------------------------
Investments in securities, at value (identified cost
$2,147,879,516) (Note 1)                                       $2,304,881,254
-------------------------------------------------------------------------------
Cash                                                                1,623,475
-------------------------------------------------------------------------------
Interest and other receivables                                     31,957,009
-------------------------------------------------------------------------------
Receivable for open swap contracts (Note 1)                           946,943
-------------------------------------------------------------------------------
Receivable for shares of the fund sold                              1,753,029
-------------------------------------------------------------------------------
Total assets                                                    2,341,161,710

Liabilities
-------------------------------------------------------------------------------
Distributions payable to shareholders                               3,727,220
-------------------------------------------------------------------------------
Payable for securities purchased                                    7,706,181
-------------------------------------------------------------------------------
Payable for shares of the fund repurchased                          3,009,105
-------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                        2,762,372
-------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)             49,572
-------------------------------------------------------------------------------
Payable for Trustee compensation and expenses (Note 2)                228,324
-------------------------------------------------------------------------------
Payable for administrative services (Note 2)                            2,951
-------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                              1,217,263
-------------------------------------------------------------------------------
Payable for open swap contracts (Note 1)                              355,314
-------------------------------------------------------------------------------
Other accrued expenses                                                181,275
-------------------------------------------------------------------------------
Total liabilities                                                  19,239,577
-------------------------------------------------------------------------------
Net assets                                                     $2,321,922,133

Represented by
-------------------------------------------------------------------------------
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)  $2,151,127,433
-------------------------------------------------------------------------------
Undistributed net investment income (Note 1)                          726,271
-------------------------------------------------------------------------------
Accumulated net realized gain on investments (Note 1)              12,475,062
-------------------------------------------------------------------------------
Net unrealized appreciation of investments                        157,593,367
-------------------------------------------------------------------------------
Total -- Representing net assets applicable to capital
shares outstanding                                             $2,321,922,133

Computation of net asset value and offering price
-------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($2,087,525,778 divided by 249,505,768 shares)                          $8.37
-------------------------------------------------------------------------------
Offering price per class A share (100/95.50 of $8.37)*                  $8.76
-------------------------------------------------------------------------------
Net asset value and offering price per class B share
($204,235,026 divided by 24,431,802 shares)**                           $8.36
-------------------------------------------------------------------------------
Net asset value and offering price per class C share
($23,829,284 divided by 2,837,491 shares)**                             $8.40
-------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($6,332,045 divided by 758,444 shares)                                  $8.35
-------------------------------------------------------------------------------
Offering price per class M share (100/96.75 of $8.35)***                $8.63
-------------------------------------------------------------------------------

  * On single retail sales of less than $25,000. On sales of $25,000 or more and on group sales, the offering price is reduced.

 ** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

*** On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

    The accompanying notes are an integral part of these financial statements.


Statement of operations
Six months ended March 31, 2005 (Unaudited)

Interest income:                                                  $58,992,866
-------------------------------------------------------------------------------

Expenses:
-------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                    5,622,356
-------------------------------------------------------------------------------
Investor servicing fees (Note 2)                                      703,973
-------------------------------------------------------------------------------
Custodian fees (Note 2)                                                89,441
-------------------------------------------------------------------------------
Trustee compensation and expenses (Note 2)                             31,348
-------------------------------------------------------------------------------
Administrative services (Note 2)                                       38,624
-------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                               2,116,704
-------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                                 953,259
-------------------------------------------------------------------------------
Distribution fees -- Class C (Note 2)                                 120,663
-------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                  16,520
-------------------------------------------------------------------------------
Other                                                                 177,218
-------------------------------------------------------------------------------
Non-recurring costs (Notes 2 and 5)                                    14,601
-------------------------------------------------------------------------------
Costs assumed by Manager (Notes 2 and 5)                              (14,601)
-------------------------------------------------------------------------------
Total expenses                                                      9,870,106
-------------------------------------------------------------------------------
Expense reduction (Note 2)                                           (286,010)
-------------------------------------------------------------------------------
Net expenses                                                        9,584,096
-------------------------------------------------------------------------------
Net investment income                                              49,408,770
-------------------------------------------------------------------------------
Net realized gain on investments (Notes 1 and 3)                   29,548,541
-------------------------------------------------------------------------------
Net realized gain on swap contracts (Note 1)                        1,182,517
-------------------------------------------------------------------------------
Net unrealized depreciation of investments and swap
contracts during the period                                       (52,414,028)
-------------------------------------------------------------------------------
Net loss on investments                                           (21,682,970)
-------------------------------------------------------------------------------
Net increase in net assets resulting from operations              $27,725,800
-------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


Statement of changes in net assets

                                            Six months ended       Year ended
                                                    March 31     September 30
Decrease in net assets                                  2005*            2004
-------------------------------------------------------------------------------
Operations:
-------------------------------------------------------------------------------
Net investment income                            $49,408,770     $113,458,316
-------------------------------------------------------------------------------
Net realized gain on investments                  30,731,058       53,337,291
-------------------------------------------------------------------------------
Net unrealized depreciation of investments       (52,414,028)     (58,278,009)
-------------------------------------------------------------------------------
Net increase in net assets resulting from
operations                                        27,725,800      108,517,598
-------------------------------------------------------------------------------
Distributions to shareholders: (Note 1)
-------------------------------------------------------------------------------
From ordinary income
Class A                                           (5,461,109)      (4,315,552)
-------------------------------------------------------------------------------
Class B                                             (589,529)        (592,897)
-------------------------------------------------------------------------------
Class C                                              (62,271)         (52,243)
-------------------------------------------------------------------------------
Class M                                              (17,060)         (15,095)
-------------------------------------------------------------------------------
From tax-exempt income
Class A                                          (44,657,379)    (101,240,296)
-------------------------------------------------------------------------------
Class B                                           (4,006,093)     (11,113,159)
-------------------------------------------------------------------------------
Class C                                             (412,510)        (994,855)
-------------------------------------------------------------------------------
Class M                                             (129,475)        (315,078)
-------------------------------------------------------------------------------
From net realized short-term gain on investments
Class A                                             (570,619)      (3,560,481)
-------------------------------------------------------------------------------
Class B                                              (61,596)        (488,974)
-------------------------------------------------------------------------------
Class C                                               (6,503)         (43,101)
-------------------------------------------------------------------------------
Class M                                               (1,783)         (12,453)
-------------------------------------------------------------------------------
From net realized long-term gain on investments
Class A                                          (24,561,426)      (6,392,682)
-------------------------------------------------------------------------------
Class B                                           (2,651,323)        (877,930)
-------------------------------------------------------------------------------
Class C                                             (279,914)         (77,385)
-------------------------------------------------------------------------------
Class M                                              (76,735)         (22,359)
-------------------------------------------------------------------------------
Redemption fees (Note 1)                                 221               --
-------------------------------------------------------------------------------
Decrease from capital share transactions
(Note 4)                                         (40,002,559)    (494,923,180)
-------------------------------------------------------------------------------
Total decrease in net assets                     (95,821,863)    (516,520,122)

Net assets
-------------------------------------------------------------------------------
Beginning of period                            2,417,743,996    2,934,264,118
-------------------------------------------------------------------------------
End of period (including undistributed net
investment income of $726,271 and
$6,652,927, respectively)                     $2,321,922,133   $2,417,743,996
-------------------------------------------------------------------------------

* Unaudited

  The accompanying notes are an integral part of these financial statements.



Financial highlights
(For a common share outstanding throughout the period)

CLASS A
---------------------------------------------------------------------------------------------------------------------------------
                                         Six months
                                           ended
                                          March 31
Per-share                               (Unaudited)                       Year ended September 30
operating performance                       2005            2004            2003            2002            2001            2000
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                        $8.57           $8.62           $8.84           $8.71           $8.35           $8.25
---------------------------------------------------------------------------------------------------------------------------------
Investment operations:
---------------------------------------------------------------------------------------------------------------------------------
Net investment income                        .18             .38             .39             .41             .42             .43
---------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                  (.08)            .01            (.17)            .15             .36             .10
---------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                        .10             .39             .22             .56             .78             .53
---------------------------------------------------------------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------------------------------------------------------------
From net
investment income                           (.20)           (.40)           (.39)           (.41)           (.42)           (.43)
---------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                              (.10)           (.04)           (.05)           (.02)             -- (c)          --
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                         (.30)           (.44)           (.44)           (.43)           (.42)           (.43)
---------------------------------------------------------------------------------------------------------------------------------
Redemption fees                               -- (c)          --              --              --              --              --
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                              $8.37           $8.57           $8.62           $8.84           $8.71           $8.35
---------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                      1.22*           4.60            2.64            6.69            9.57            6.71
---------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                        $2,087,526      $2,144,817      $2,540,224      $2,739,618      $2,631,430      $2,514,181
---------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                    .38*            .79             .76             .75             .75             .74
---------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                   2.11*           4.49            4.52            4.82            4.91            5.29
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                     12.45*          13.01           22.39            6.50            9.53           13.44
---------------------------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset arrangements (Note 2).

(c) Amount represents less than $0.01 per share.

    The accompanying notes are an integral part of these financial statements.





Financial highlights
(For a common share outstanding throughout the period)

CLASS B
---------------------------------------------------------------------------------------------------------------------------------
                                         Six months
                                           ended
                                          March 31
Per-share                                (Unaudited)                      Year ended September 30
operating performance                       2005            2004            2003            2002            2001            2000
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                        $8.56           $8.62           $8.83           $8.70           $8.34           $8.24
---------------------------------------------------------------------------------------------------------------------------------
Investment operations:
---------------------------------------------------------------------------------------------------------------------------------
Net investment income                        .15             .33             .33             .36             .36             .38
---------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                  (.08)           (.01)           (.16)            .15             .37             .10
---------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                        .07             .32             .17             .51             .73             .48
---------------------------------------------------------------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------------------------------------------------------------
From net
investment income                           (.17)           (.34)           (.33)           (.36)           (.37)           (.38)
---------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                              (.10)           (.04)           (.05)           (.02)             -- (c)          --
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                         (.27)           (.38)           (.38)           (.38)           (.37)           (.38)
---------------------------------------------------------------------------------------------------------------------------------
Redemption fees                               -- (c)          --              --              --              --              --
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                              $8.36           $8.56           $8.62           $8.83           $8.70           $8.34
---------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                      0.89*           3.81            2.09            6.00            8.87            6.02
---------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                          $204,235        $241,841        $352,861        $420,977        $497,335        $535,160
---------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                    .70*           1.44            1.41            1.40            1.40            1.39
---------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                   1.79*           3.84            3.87            4.17            4.25            4.64
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                     12.45*          13.01           22.39            6.50            9.53           13.44
---------------------------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset arrangements (Note 2).

(c) Amount represents less than $0.01 per share.

    The accompanying notes are an integral part of these financial statements.





Financial highlights
(For a common share outstanding throughout the period)

CLASS C
---------------------------------------------------------------------------------------------------------------------------------
                                        Six months
                                           ended
                                          March 31
Per-share                               (Unaudited)                       Year ended September 30
operating performance                       2005            2004            2003            2002            2001            2000
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                        $8.60           $8.65           $8.87           $8.74           $8.37           $8.26
---------------------------------------------------------------------------------------------------------------------------------
Investment operations:
---------------------------------------------------------------------------------------------------------------------------------
Net investment income                        .15             .34             .32             .35             .35             .37
---------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                  (.08)           (.02)           (.17)            .15             .37             .11
---------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                        .07             .32             .15             .50             .72             .48
---------------------------------------------------------------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------------------------------------------------------------
From net
investment income                           (.17)           (.33)           (.32)           (.35)           (.35)           (.37)
---------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                              (.10)           (.04)           (.05)           (.02)             -- (c)          --
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                         (.27)           (.37)           (.37)           (.37)           (.35)           (.37)
---------------------------------------------------------------------------------------------------------------------------------
Redemption fees                               -- (c)          --              --              --              --              --
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                              $8.40           $8.60           $8.65           $8.87           $8.74           $8.37
---------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                      0.79*           3.83            1.83            5.83            8.81            5.97
---------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                           $23,829         $24,313         $32,171         $30,974         $14,913          $5,510
---------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                    .78*           1.59            1.56            1.55            1.55            1.54
---------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                   1.71*           3.69            3.72            4.00            4.16            4.43
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                     12.45*          13.01           22.39            6.50            9.53           13.44
---------------------------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset arrangements (Note 2).

(c) Amount represents less than $0.01 per share.

    The accompanying notes are an integral part of these financial statements.





Financial highlights
(For a common share outstanding throughout the period)

CLASS M
---------------------------------------------------------------------------------------------------------------------------------
                                        Six months
                                           ended
                                          March 31
Per-share                               (Unaudited)                       Year ended September 30
operating performance                       2005            2004            2003            2002            2001            2000
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                        $8.55           $8.61           $8.82           $8.69           $8.33           $8.24
---------------------------------------------------------------------------------------------------------------------------------
Investment operations:
---------------------------------------------------------------------------------------------------------------------------------
Net investment income                        .17             .35             .36             .39             .39             .41
---------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                  (.08)             -- (c)        (.16)            .15             .37             .09
---------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                        .09             .35             .20             .54             .76             .50
---------------------------------------------------------------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------------------------------------------------------------
From net
investment income                           (.19)           (.37)           (.36)           (.39)           (.40)           (.41)
---------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                              (.10)           (.04)           (.05)           (.02)             -- (c)          --
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                         (.29)           (.41)           (.41)           (.41)           (.40)           (.41)
---------------------------------------------------------------------------------------------------------------------------------
Redemption fees                               -- (c)          --              --              --              --              --
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                              $8.35           $8.55           $8.61           $8.82           $8.69           $8.33
---------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                      1.06*           4.17            2.45            6.38            9.25            6.25
---------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                            $6,332          $6,774          $9,009         $15,668         $13,069         $11,895
---------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                    .53*           1.09            1.06            1.05            1.05            1.04
---------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                   1.96*           4.19            4.21            4.51            4.60            4.98
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                     12.45*          13.01           22.39            6.50            9.53           13.44
---------------------------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset arrangements (Note 2).

(c) Amount represents less than $0.01 per share.

    The accompanying notes are an integral part of these financial statements.



Notes to financial statements
March 31, 2005 (Unaudited)

Note 1
Significant accounting policies

Putnam California Tax Exempt Income Fund (the "fund"), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks as high a level of current income exempt from federal and California personal income tax as Putnam Invest ment Management, LLC ("Putnam Man age ment"), the fund's manager, an indirect wholly-owned subsidiary of Putnam, LLC, believes is consistent with preservation of capital by investing in a diversified portfolio of intermediate to longer-term California tax-exempt securities. The fund may be affected by economic and political developments in the state of California.

The fund offers class A, class B, class C and class M shares. Class A and Class M shares are sold with a maximum front-end sales charge of 4.50% and 3.25%, respectively, and do not pay contingent deferred sales charges. Effective April 1, 2005 the Class A maximum front-end sales charge will be 3.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares are subject to the same fees as class B shares, except that class C shares have a 1.00% contingent deferred sales charge and do not convert to class A shares. The expenses for class A, class B, class C and class M shares may differ based on each class' distribution fee, which is identified in Note 2.

Effective April 19, 2004 (May 3, 2004 for defined contribution plans administered by Putnam), a 2.00% redemption fee may apply to any shares that are redeemed (either by selling or exchanging into another fund) within 5 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Tax-exempt bonds and notes are valued at fair value on the basis of valuations provided by an independent pricing service, approved by the Trustees. Such services use information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. Other investments are valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees.

B) Security transactions and related investment income Security transactions are recorded on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. All premiums/discounts are amortized/accreted on a yield-to-maturity basis. The premium in excess of the call price, if any, is amortized to the call date;
thereafter, any remaining premium is amortized to maturity.

C) Interest rate swap contracts The fund may enter into interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, to manage the fund's exposure to interest rates. Interest rate swap contracts are marked to market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gain or loss. Payments received or made are recorded as realized gains or loss. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults on its obligation to perform. Risk of loss may exceed amounts recognized on the statement of assets and liabilities. Interest rate swap contracts outstanding at period end, if any, are listed after the fund's portfolio.

D) Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code of 1986 (the "Code") applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

The aggregate identified cost on a tax basis is $2,149,657,551, resulting in gross unrealized appreciation and depreciation of $157,562,225 and $2,338,522, respectively, or net unrealized appreciation of $155,223,703.

E) Distributions to shareholders Income dividends are recorded daily by the fund and are paid monthly. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.


Note 2
Management fee, administrative
services and other transactions

Putnam Management is paid for management and investment advisory services quarterly based on the average net assets of the fund. Such fee is based on the lesser of a (i) an annual rate of 0.50% of the average net assets of the fund or (ii) the following annual rates expressed as a percentage of the fund's average net assets: 0.60% of the first $500 million, 0.50% of the next $500 million, 0.45% of the next $500 million, 0.40% of the next $5 billion, 0.375% of the next $5 billion, 0.355% of the next $5 billion, 0.34% of the next $5 billion and 0.33% thereafter.

Putnam Management has agreed to waive fees and reimburse expenses of the fund through Septem ber 30, 2005 to the extent necessary to ensure that the fund's expenses do not exceed the average expenses of the front-end load funds viewed by Lipper Inc. as having the same investment classification or objective as the fund. The expense reimbursement is based on a comparison of the fund's expenses with the average annualized operating expenses of the funds in its Lipper peer group for each calendar quarter during the fund's last fiscal year, excluding 12b-1 fees and without giving effect to any expense offset and brokerage service arrangements that may reduce fund expenses.

For the period ended March 31, 2005, Putnam Management did not waive any of its management fee from the fund.

For the period ended March 31, 2005, Putnam Management has assumed $14,601 of legal, shareholder servicing and communication, audit and Trustee fees incurred by the fund in connection with certain legal and regulatory matters (including those described in Note 5).

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam
Fiduciary Trust Company ("PFTC"), a subsidiary of Putnam, LLC. Putnam Investor Services, a division of PFTC, provides investor servicing agent functions to the fund. During the six months ended March 31, 2005, the fund paid PFTC $793,414 for these services.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's expenses. For the six months ended March 31, 2005, the fund's expenses were reduced by $286,010 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $2,214, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Trustee compensation and expenses in the statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B, class C and class M shares pursuant to rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management at an annual rate of up to 0.35%, 1.00%, 1.00% and 0.50% of the average net assets attributable to class A, class B, class C and class M shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.20%, 0.85%, 1.00% and 0.50% of the average net assets attributable to class A, class B, class C and class M shares, respectively. Effective April 1, 2005, the class A rate will increase to 0.25% for shares purchased on or after April 1, 2005.

For the six months ended March 31, 2005, Putnam Retail Management, acting as underwriter, received net commissions of $17,307 and $126 from the sale of class A and class M shares, respectively, and received $93,826 and $1,570 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares that were purchased without an initial sales charge as part of an investment of $1 million or more. For the six months ended March 31, 2005, Putnam Retail Management, acting as underwriter, received $1,657 on class A redemptions.


Note 3
Purchases and sales of securities

During the six months ended March 31, 2005, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $314,006,597 and $278,343,644, respectively. There were no purchases or sales of U.S. government securities.


Note 4
Capital shares

At March 31, 2005, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:


                                 Six months ended March 31, 2005
----------------------------------------------------------------
Class A                                 Shares            Amount
----------------------------------------------------------------
Shares sold                          7,317,811       $62,177,468
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                     5,438,541        46,107,833
----------------------------------------------------------------
                                    12,756,352       108,285,301

Shares repurchased                 (13,595,451)     (115,616,836)
----------------------------------------------------------------
Net decrease                          (839,099)      $(7,331,535)
----------------------------------------------------------------

                                   Year ended September 30, 2004
----------------------------------------------------------------
Class A                                 Shares            Amount
----------------------------------------------------------------
Shares sold                         12,132,829      $103,546,285
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                     7,806,066        66,594,608
----------------------------------------------------------------
                                    19,938,895       170,140,893

Shares repurchased                 (64,170,053)     (547,012,404)
----------------------------------------------------------------
Net decrease                       (44,231,158)    $(376,871,511)
----------------------------------------------------------------

                                 Six months ended March 31, 2005
----------------------------------------------------------------
Class B                                 Shares            Amount
----------------------------------------------------------------
Shares sold                            242,402        $2,067,892
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                       549,907         4,658,747
----------------------------------------------------------------
                                       792,309         6,726,639

Shares repurchased                  (4,612,855)      (39,197,512)
----------------------------------------------------------------
Net decrease                        (3,820,546)     $(32,470,873)
----------------------------------------------------------------

                                   Year ended September 30, 2004
----------------------------------------------------------------
Class B                                 Shares            Amount
----------------------------------------------------------------
Shares sold                            842,201        $7,185,942
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                       925,061         7,890,199
----------------------------------------------------------------
                                     1,767,262        15,076,141

Shares repurchased                 (14,469,690)     (123,344,524)
----------------------------------------------------------------
Net decrease                       (12,702,428)    $(108,268,383)
----------------------------------------------------------------

                                 Six months ended March 31, 2005
----------------------------------------------------------------
Class C                                 Shares            Amount
----------------------------------------------------------------
Shares sold                            228,936        $1,948,865
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                        59,066           505,921
----------------------------------------------------------------
                                       288,002         2,454,786

Shares repurchased                    (277,906)       (2,368,650)
----------------------------------------------------------------
Net increase                            10,096           $86,136
----------------------------------------------------------------

                                   Year ended September 30, 2004
----------------------------------------------------------------
Class C                                 Shares            Amount
----------------------------------------------------------------
Shares sold                            339,382        $2,908,569
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                        87,534           749,849
----------------------------------------------------------------
                                       426,916         3,658,418

Shares repurchased                  (1,316,724)      (11,269,477)
----------------------------------------------------------------
Net decrease                          (889,808)      $(7,611,059)
----------------------------------------------------------------

                                 Six months ended March 31, 2005
----------------------------------------------------------------
Class M                                 Shares            Amount
----------------------------------------------------------------
Shares sold                             16,228          $138,239
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                        18,443           156,012
----------------------------------------------------------------
                                        34,671           294,251

Shares repurchased                     (68,530)         (580,538)
----------------------------------------------------------------
Net decrease                           (33,859)        $(286,287)
----------------------------------------------------------------

                                   Year ended September 30, 2004
----------------------------------------------------------------
Class M                                 Shares            Amount
----------------------------------------------------------------
Shares sold                             34,446          $295,617
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                        29,811           253,947
----------------------------------------------------------------
                                        64,257           549,564

Shares repurchased                    (318,756)       (2,721,791)
----------------------------------------------------------------
Net decrease                          (254,499)      $(2,172,227)
----------------------------------------------------------------


Note 5
Regulatory matters and litigation

Putnam Management has entered into agreements with the Securities and Exchange Commission (the "SEC") and the Massachusetts Securities Division settling charges connected with excessive short-term trading by Putnam employees and, in the case of the charges brought by the Massachusetts Securi ties Division, by participants in some Putnam-administered 401(k) plans. Pursuant to these settlement agreements, Putnam Management will pay a total of $193.5 million in penalties and restitution, with $153.5 million being paid to shareholders and the funds. The restitution amount will be allocated to shareholders pursuant to a plan developed by an independent consultant, with payments to shareholders currently expected by the end of the summer.

The SEC's and Massachusetts Securities Division's allegations and related matters also serve as the general basis for numerous lawsuits, including purported class action lawsuits filed against Putnam Management and certain related parties, including certain Putnam funds. Putnam Management will bear any costs incurred by Putnam funds in connection with these lawsuits. Putnam Management believes that the likelihood that the pending private lawsuits and purported class action lawsuits will have a material adverse financial impact on the fund is remote, and the pending actions are not likely to materially affect its ability to provide investment management services to its clients, including the Putnam funds.

Putnam Investments has recorded a charge of $30 million for the estimated cost that it believes will be necessary to address issues relating to the calculation of certain amounts paid by the Putnam mutual funds in previous years. The previous payments were cost reimbursements by the Putnam funds to Putnam for transfer agent services relating to defined contribution operations. Putnam currently anticipates that any payments made by Putnam related to this issue will be paid to the Putnam funds. Review of this issue is ongoing.


Results of November 11, 2004
and January 10, 2005
shareholder meetings
(Unaudited)

A special meeting of shareholders of the fund was held on November 11, 2004. At that meeting consideration of certain proposals was adjourned to a final meeting held on January 10, 2005.

November 11, 2004 meeting

At the meeting, each of the nominees for Trustees was elected, as follows:


                              Votes               Votes
                              For                 Withheld
------------------------------------------------------------------------------
Jameson A. Baxter             167,950,830         5,952,297
Charles B. Curtis             167,951,993         5,951,134
Myra R. Drucker               167,890,425         6,012,702
Charles E. Haldeman, Jr.      167,769,152         6,133,975
John A. Hill                  167,868,471         6,034,656
Ronald J. Jackson             167,976,311         5,926,816
Paul L. Joskow                167,940,730         5,962,397
Elizabeth T. Kennan           167,780,619         6,122,508
John H. Mullin, III           167,902,297         6,000,830
Robert E. Patterson           167,960,280         5,942,847
George Putnam, III            167,827,772         6,075,355
A.J.C. Smith*                 167,767,121         6,136,006
W. Thomas Stephens            167,920,696         5,982,431
Richard B. Worley             167,942,143         5,960,984

A proposal to amend the fund's fundamental investment restriction with respect to borrowing to allow the fund the investment flexibility permitted by the Investment Company Act was approved as follows:


                               Votes              Votes
                               For                Against          Abstentions
------------------------------------------------------------------------------
                               120,402,639        10,402,967       43,097,521


 * Mr. Smith resigned from the Board of Trustees on January 14, 2005.

   All tabulations are rounded to nearest whole number.


                               Votes              Votes
                               For                Against          Abstentions
------------------------------------------------------------------------------
                               121,177,021        9,679,840        43,046,266

A proposal to amend the fund's fundamental investment restriction with respect to diversification of investments to enhance the fund's ability to invest in registered investment companies such as Putnam Prime Money Market Fund was approved as follows:

                               Votes              Votes
                               For                Against          Abstentions
------------------------------------------------------------------------------
                               124,576,738        6,726,282        42,600,107

January 10, 2005 meeting

A proposal to amend the fund's Agreement and Declaration of Trust to permit the fund to satisfy redemption requests other than in cash was defeated as follows:

                               Votes              Votes
                               For                Against          Abstentions
------------------------------------------------------------------------------
                               123,113,683        8,777,115        43,990,762

All tabulations are rounded to nearest whole number.


Fund information

One of the largest mutual fund families in the United States, Putnam Investments has a heritage of investment leadership dating back to Judge Samuel Putnam, whose Prudent Man Rule has defined fiduciary tradition and practice since 1830. Founded over 65 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We presently manage over 100 mutual funds in growth, value, blend, fixed income, and international.

Investment Manager

Putnam Investment
Management, LLC
One Post Office Square
Boston, MA 02109

Marketing Services

Putnam Retail Management
One Post Office Square
Boston, MA 02109

Custodian

Putnam Fiduciary Trust Company

Legal Counsel

Ropes & Gray LLP

Trustees

John A. Hill, Chairman
Jameson Adkins Baxter
Charles B. Curtis
Myra R. Drucker
Charles E. Haldeman, Jr.
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
John H. Mullin, III
Robert E. Patterson
George Putnam, III
W. Thomas Stephens
Richard B. Worley

Officers

George Putnam, III
President

Charles E. Porter
Executive Vice President,
Associate Treasurer and
Principal Executive Officer

Jonathan S. Horwitz
Senior Vice President
and Treasurer

Steven D. Krichmar
Vice President and
Principal Financial Officer

Michael T. Healy
Assistant Treasurer and
Principal Accounting Officer

Daniel T. Gallagher
Senior Vice President,
Compliance Liaison
and Staff Counsel

Beth S. Mazor
Vice President

James P. Pappas
Vice President

Richard S. Robie, III
Vice President

Mark C. Trenchard
Vice President and
BSA Compliance Officer

Francis J. McNamara, III
Vice President and
Chief Legal Officer

Charles A. Ruys de Perez
Vice President and
Chief Compliance Officer

Judith Cohen
Vice President, Clerk and
Assistant Treasurer


This report is for the information of shareholders of Putnam California Tax Exempt Income Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam's Quarterly Performance Summary, and Putnam's Quarterly Ranking Summary. For more recent performance, please visit www.putnaminvestments.com. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund's Statement of Additional Information contains additional information about the fund's Trustees and is available without charge upon request by calling 1-800-225-1581.


[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS

Call 1-800-225-1581 or visit our Web site www.putnaminvestments.com.

SA045-223908  5/05


Not FDIC Insured    May Lose Value    No Bank Guarantee


Item 2. Code of Ethics:
-----------------------
Not applicable

Item 3. Audit Committee Financial Expert:
-----------------------------------------
Not applicable

Item 4. Principal Accountant Fees and Services:
-----------------------------------------------
Not applicable

Item 5.  Audit Committee: Not applicable
-------------------------

Item 6. Schedule of Investments: Not applicable
--------------------------------

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End
-------------------------------------------------------------------------
        Management Investment Companies: Not applicable
        --------------------------------

Item 8. Purchases of Equity Securities by Closed-End Management Investment
--------------------------------------------------------------------------
        Companies and Affiliated Purchasers: Not applicable
        ------------------------------------

Item 9. Submission of Matters to a Vote of Security Holders:
------------------------------------------------------------
        Not applicable

Item 10. Controls and Procedures:
---------------------------------

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting:
Not applicable

Item 11. Exhibits:
------------------

(a) Not applicable

(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Investment Company Act of 1940, as amended, and the officer certifications as required by Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NAME OF REGISTRANT

By (Signature and Title):            /s/Michael T. Healy
                                     --------------------------
                                     Michael T. Healy
                                     Principal Accounting Officer
Date: May 27, 2005



Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):            /s/Charles E. Porter
                                     ---------------------------
                                     Charles E. Porter
                                     Principal Executive Officer
Date: May 27, 2005



By (Signature and Title):            /s/Steven D. Krichmar
                                     ---------------------------
                                     Steven D. Krichmar
                                     Principal Financial Officer
Date: May 27, 2005